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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Virtusa Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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July 24, 2015

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Virtusa Corporation to be held at 8:00 a.m., local time, on Tuesday, September 1, 2015 at the offices of Virtusa Corporation located at 2000 West Park Drive, Westborough, Massachusetts 01581.

        At this annual meeting, you will be asked to (i) elect three (3) class II directors, as nominated by our board of directors, for a three-year term, (ii) ratify the appointment of our independent registered public accountants, (iii) to approve the Virtusa Corporation 2015 Stock Option and Incentive Plan (the "2015 Plan"), (iv) cast an advisory vote on the compensation of our named executive officers, and (v) transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof. The board of directors unanimously recommends that you vote FOR election of the director nominees, FOR ratification of appointment of our independent registered public accountants, FOR approval of the 2015 plan, and FOR approval, on an advisory basis, of the compensation of our named executive officers.

        Details regarding the matters to be acted upon at this annual meeting appear in the accompanying proxy statement. Please give this material your careful attention.

        Whether or not you plan to attend the annual meeting, please submit your vote via the Internet (www.envisionreports.com/VRTU), by telephone (1-800-652-VOTE (8683)), or by your proxy by completing, signing and dating the enclosed proxy card and returning it in the envelope provided as soon as possible so that your shares will be represented at the annual meeting. If you vote via the Internet or by telephone or send your proxy in, you will not limit your right to vote in person at the annual meeting. Your prompt cooperation will be greatly appreciated.

Very truly yours,

Kris Canekeratne Chairman and Chief Executive Officer

Virtusa Corporation
2000 West Park Drive
Westborough, Massachusetts 01581
(508) 389-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, September 1, 2015

To the Stockholders of Virtusa Corporation:

        The annual meeting of stockholders of Virtusa Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, September 1, 2015, at 8:00 a.m., local time, at Virtusa Corporation located at 2000 West Park Drive, Westborough, Massachusetts 01581, for the following purposes:

  1.
  To elect three (3) class II directors, as nominated by our board of directors, to our board, each to serve for a three-year term until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal;

  2.
  To ratify the appointment of the accounting firm of KPMG LLP as the Company's independent registered public accountants for the current fiscal year;

  3.
  To approve the Virtusa Corporation 2015 Stock Option and Incentive Plan;

  4.
  To hold an advisory vote on the compensation of our named executive officers; and

  5.
  To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

        Proposal 1 relates solely to the election of three (3) class II directors nominated by the board of directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company.

        Only stockholders of record at the close of business on July 13, 2015, are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, we urge you, whether or not you plan to attend the annual meeting, to submit your vote via the Internet (www.envisionreports.com/VRTU), by telephone (1-800-652-VOTE (8683)), or by completing, signing and dating the enclosed proxy card and returning it in the envelope provided as soon as possible so that your shares will be represented at the annual meeting. If you vote via the Internet or by telephone or send your proxy in, you will not limit your right to vote in person at the annual meeting.

By Order of the Board of Directors,

Ranjan Kalia Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Westborough, Massachusetts
July 24, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, SEPTEMBER 1, 2015: THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.envisionreports.com/VRTU, FOR REGISTERED HOLDERS AND AT www.edocumentview.com/VRTU FOR BENEFICIAL/STREET HOLDERS.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR PLEASE PROMPTLY SUBMIT YOUR VOTE VIA THE INTERNET (www.envisionreports.com/VRTU), OR BY TELEPHONE (1-800-652-VOTE (8683)), IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IN ACCORDANCE WITH OUR SECURITY PROCEDURES, ALL PERSONS ATTENDING THE ANNUAL MEETING WILL BE REQUIRED TO PRESENT PICTURE IDENTIFICATION.

VIRTUSA CORPORATION
2000 West Park Drive
Westborough, Massachusetts 01581

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, September 1, 2015

July 24, 2015

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Virtusa Corporation, a Delaware corporation (the "Company," "our," "we" or "us"), for use at the annual meeting of stockholders to be held on Tuesday, September 1, 2015, at 8:00 a.m., local time, at the offices of Virtusa Corporation located at 2000 West Park Drive, Westborough, Massachusetts 01581, and any adjournments or postponements thereof. An annual report to stockholders, containing financial statements for the fiscal year ended March 31, 2015, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the form of proxy are expected to be first mailed to stockholders on or about July 28, 2015.

        The purposes of the annual meeting are to (i) elect three (3) class II directors, as nominated by our board of directors, for a three-year term, (ii) ratify the appointment of the accounting firm of KPMG LLP as the Company's independent registered public accountants for the current fiscal year, (iii) approve of the Virtusa Corporation 2015 Stock Option and Incentive Plan, (iv) hold an advisory vote on the compensation of our named executive officers, and (v) transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof. The board of directors unanimously recommends that you vote FOR election of the director nominees, FOR ratification of the appointment of our independent registered public accountants, FOR approval of the 2015 Plan, and FOR approval, on an advisory basis, of the compensation of our named executive officers.

        Only stockholders of record at the close of business on July 13, 2015, the record date, will be entitled to receive notice of and to vote at the annual meeting. As of July 13, 2015, 29,681,175 shares of common stock, $.01 par value per share, of the Company were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the annual meeting.

        Stockholders may vote in person or by proxy, or stockholders may submit their vote via the Internet (www.envisionreports.com/VRTU), by telephone (1-800-652-VOTE (8683)), or by completing, signing and dating the enclosed proxy card and returning it in the envelope provided as soon as possible so that the stockholder shares will be represented at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card or voted via telephone or the Internet. Voting via the Internet or telephone will not limit your right to vote in person at the annual meeting as stated above. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the annual meeting, or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581, Attention: Secretary, before the taking of the vote at the annual meeting.

        The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        For Proposal 1, the three (3) class II directors are elected by a plurality of the votes cast by stockholders entitled to vote at the annual meeting. For Proposal 2, the ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the current fiscal year, for Proposal 3, the approval of our 2015 Plan, and for Proposal 4, the advisory vote on the compensation of our named executive officers, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval. Abstentions are included in the number of shares present or represented and voting on each matter. Accordingly, for Proposals 2, 3 and 4, abstentions will have the same effect as voting against the matter. Brokerage firms, banks and other nominees who hold shares on behalf of their clients in "street name" are not permitted to vote the shares if the clients do not provide instructions (either vote FOR, or vote AGAINST, or ABSTAIN) on Proposals 1, 2, 3 and 4. Broker "non-votes" are not considered voted for the particular matter and, as a result, for Proposals 2, 3 and 4, have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. Abstentions and broker "non-votes" will have no effect in determining the outcome of Proposal 1.

        The persons named as attorney-in-fact in the proxies, Ranjan Kalia, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, and Paul D. Tutun, Senior Vice President, General Counsel and Assistant Secretary, were selected by the board of directors. All properly executed proxies returned in time to be counted at the annual meeting, including any votes properly made via the Internet or telephone, will be voted by such persons at the annual meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR election of the director nominees, FOR ratification of the appointment of our independent registered public accountants, FOR the approval of the 2015 Plan and FOR the approval, on an advisory basis, of the compensation of our named executive officers.

        Aside from the election of directors, the ratification of the appointment of the independent registered public accountants and the advisory vote on the compensation of our named executive officers, the board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named as attorney-in-fact in the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our common stock as of July 1, 2015: (i) by each person who is known by us to beneficially own more than 5% of the outstanding shares of common stock; (ii) by each director or nominee; (iii) by each named executive officer; and (iv) by all directors and executive officers as a group. Unless otherwise noted below, the address of each person listed on the table is c/o Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned(2)
Five percent stockholders:
Black Rock, Inc.(3)	1,879,873	6.33%
55 East 52nd Street
New York, NY 10022
Columbia Acorn Fund(4)	1,658,000	5.59%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Columbia Wanger Asset Management, L.P.(5)	2,293,000	7.73%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
FMR LLC(6)	1,625,849	5.48%
245 Summer Street
Boston, MA 02210
Pembroke Management, LTD(7)	1,855,100	6.25%
1002 Sherbrooke Street West
Suite 1700
Montreal, Quebec H3A 354
Wellington Management Group LLP(8)	1,750,507	5.90%
c/o Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Executive officers and directors:
Kris Canekeratne(9)	1,320,533	4.43%
Ranjan Kalia(10)	115,760	*
Raj Rajgopal(11)	127,889	*
Thomas R. Holler(12)	37,725	*
Roger Keith Modder(13)	177,695	*
Robert E. Davoli(14)	12,844	*
Izhar Armony(15)	20,186	*
Ronald T. Maheu(16)	78,643	*
Martin Trust(17)	632,026	2.13%
Rowland T. Moriarty(18)	424,345	1.43%
William K. O'Brien(19)	42,482	*
Al-Noor Ramji(20)	19,339	*
All executive officers, directors and nominees as a group (13 persons)(21)	3,044,527	10.10%

*
Represents less than 1% of the outstanding common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of common stock deemed outstanding for a person or group includes shares issuable pursuant to options held by such person or group that are currently exercisable or may be exercised within 60 days of July 1, 2015.

(2)
Applicable percentage of beneficial ownership for a person as of July 1, 2015 is based upon 29,678,000 shares outstanding at July 1, 2015, and those shares issuable pursuant to options held by such person or group that are currently exercisable or may be exercised within 60 days of July 1, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(3)
Information herein is based on Schedule 13G/A filed by BlackRock, Inc. on January 30, 2015. The schedule 13G/A provides that BlackRock, Inc. owns in the aggregate 1,879,873 shares of common stock and that it has sole power to vote or direct the voting of 1,823,376 of such shares and to dispose or direct the disposition of 1,879,873 of such shares. BlackRock, Inc. is deemed to be the beneficial owner of the shares as a result of BlackRock, Inc. acting as a parent holding company or control person in accordance with 13d-1(b) (1)(ii)(G) of the Exchange Act.

(4)
Information herein is based on Schedule 13G/A filed by Columbia Acorn Fund on February 11, 2015. The schedule 13G/A provides that Columbia Acorn Fund owns in the aggregate 1,658,000 shares of common stock and that it has sole power to vote or direct the voting of 1,658,000 of such shares and to dispose or direct the disposition of 1,658,000 of such shares. Columbia Acorn Fund is deemed to be the beneficial owner of the shares as a result of Columbia Acorn Fund acting as an investment company registered under Section 8 of the Investment Company Act.

(5)
Information herein is based on Schedule 13G/A filed by Columbia Wanger Asset Management, L.P. on February 11, 2015. The schedule 13G/A provides that Columbia Wanger Asset Management, L.P. owns in the aggregate 2,293,000 shares of common stock and that it has sole power to vote or direct the voting of 2,108,000 of such shares and to dispose or direct the disposition of 2,293,000 of such shares. Columbia Wanger Asset Management, L.P. is deemed to be the beneficial owner of the shares as a result of Columbia Wanger Asset Management, L.P. acting as an investment adviser in accordance with rule 13-d-1(b)(1)(ii)(E) of the Exchange Act.

(6)
Information herein is based on Schedule 13G/A filed by FMR, LLC on February 13, 2015. The Schedule 13G/A provides that FMR, LLC owns in the aggregate 1,625,849 shares of common stock and that it has sole power to vote or direct the voting of 1,039,851 of such shares and to dispose or direct the disposition of 1,625,849 of such shares. FMR, LLC is deemed to be the beneficial owner of the shares as a result of FMR, LLC acting as a parent holding company in accordance with Section 240.13d-1(b)(1)(ii)(G) of the Exchange Act.

(7)
Information herein is based on Schedule 13G/A filed by Pembroke Management, LTD on January 30, 2015. The schedule 13G/A provides that Pembroke Management, LTD owns in the aggregate 1,855,100 shares of common stock and that it has sole power to vote or direct the voting of 1,855,100 of such shares and to dispose or direct the disposition of 1,855,100 of such shares. Pembroke Management, LTD is deemed to be the beneficial owner of the shares as a result of Pembroke Management, LTD acting as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act.

(8)
Information herein is based on Schedule 13G filed by Wellington Management Group LLP on February 12, 2015. The Schedule 13G provides that Wellington

  Management Group LLP owns in the aggregate 1,750,507 shares of common stock and that it has shared power to vote of 1,697,932 of such shares and to dispose or direct the disposition of 1,750,507 of such shares. Wellington Management Group LLP is deemed to be the beneficial owner of the shares as a result of Wellington Management Group LLP acting as an investment adviser in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Exchange Act.

(9)
Consists of 784,005 shares held directly by Mr. Canekeratne and 138,175 shares issuable to Mr. Canekeratne upon the exercise of stock options exercisable within 60 days of July 1, 2015, 276,389 shares owned by Tushara Canekeratne, the spouse of Mr. Canekeratne and a former executive officer of the Company, 60,982 shares held by the Kris Canekeratne Irrevocable Trust and 60,982 shares held by the Tushara Canekeratne Irrevocable Trust. The number of shares held by Mr. Canekeratne also includes 72,874 shares of restricted stock awards subject to time based vesting. Excludes 48,303 and 35,387 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantee retains no voting rights in deferred restricted stock award units until vesting but does retain voting rights with respect to shares of unvested restricted stock awards unless and to the extent that such shares are forfeited.

(10)
Consists of 71,481 shares held directly by Mr. Kalia and 44,279 shares issuable to Mr. Kalia upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Kalia also includes 38,016 shares of restricted stock awards subject to time based vesting granted to Mr. Kalia. Excludes 16,421 and 10,616 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantee retains no voting rights in deferred restricted stock award units until vesting but does retain voting rights with respect to shares of unvested restricted stock unless and to the extent that such shares are forfeited.

(11)
Consists of 82,138 shares held directly by Mr. Rajgopal and includes 45,751 shares issuable to Mr. Rajgopal upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Rajgopal also includes 27,749 shares of restricted stock awards subject to time based vesting granted to Mr. Rajgopal. Excludes 17,871 and 14,154 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantee retains no voting rights in deferred restricted stock award units until vesting but does retain voting rights with respect to shares of unvested restricted stock unless and to the extent that such shares are forfeited.

(12)
Consists of 35,040 shares held directly by Mr. Holler and 2,685 shares issuable to Mr. Holler upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Holler also includes 22,412 shares of restricted stock awards subject to time based vesting granted to Mr. Holler. Excludes 14,973 and 10,616 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantee retains no voting rights in deferred restricted stock award units until vesting but does retain voting rights with respect to shares of unvested restricted stock unless and to the extent that such shares are forfeited.

(13)
Consists of 159,979 shares held directly by Mr. Modder and 17,716 shares issuable to Mr. Modder upon the exercise of stock options exercisable within 60 days of July 1, 2015.

  The number of shares held by Mr. Modder also includes 25,599 shares of restricted stock awards subject to time based vesting granted to Mr. Modder. Excludes 16,421 and 14,154 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantee retains no voting rights in deferred restricted stock award units until vesting but does retain voting rights with respect to shares of unvested restricted stock unless and to the extent that such shares are forfeited.

(14)
Consists of 10,236 shares held directly by Mr. Davoli and 2,608 shares issuable to Mr. Davoli upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Davoli also includes 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. Davoli.

(15)
Consists of 17,685 shares issuable to Mr. Armony upon the exercise of stock options exercisable within 60 days of July 1, 2015 and 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. Armony. Mr. Armony is a general partner of the general partner of Charles River Partnership XI, L.P. Pursuant to the terms of the Charles River Partnership XI, L.P. partnership agreement, Mr. Armony is obligated to transfer the stock options held by him, or the underlying shares or proceeds from the exercise and sale thereof, to charity.

(16)
Consists of 35,801 shares held directly by Mr. Maheu and 7,500 shares held by TNR Partnership, a limited partnership, of which Mr. Maheu's spouse is the general partner, and 35,342 shares issuable to Mr. Maheu upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Maheu also includes 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. Maheu. Mr. Maheu disclaims beneficial ownership of the shares held by TNR Partnership, except to the extent of his pecuniary interest therein, if any.

(17)
Consists of 419,232 shares held directly by Mr. Trust, 78,726 held by the Martin Trust 2013 GRAT I, 78,726 held by Martin Trust 2013 GRAT for Grandchildren and 55,342 shares issuable to Mr. Trust upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Trust also includes 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. Trust. Mr. Trust disclaims beneficial ownership of the shares held by the Martin Trust 2013 GRAT I and Martin Trust 2013 GRAT for Grandchildren, except to the extent of his pecuniary interest therein, if any.

(18)
Consists of 123,224 shares held directly by Mr. Moriarty, 154,584 shares held by Rubex LLC, a limited liability company of which Mr. Moriarty is chief investment officer, 59,195 shares held by Movex, LLC, a limited liability company of which Mr. Moriarty exerts voting and investment control, 1,000 shares held by the Thomas Moriarty Roth IRA (the son of Mr. Moriarty), 1,000 shares held by the Caroline Moriarty Roth IRA (the daughter of Mr. Moriarty), 30,000 shares held by the Moriarty Family Charitable Foundation of which Mr. Moriarty's spouse is the trustee, and 55,342 shares issuable to Mr. Moriarty upon the exercise of stock options exercisable within 60 days of July 1, 2015. The number of shares held by Mr. Moriarty also includes 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. Moriarty. Mr. Moriarty disclaims any beneficial ownership of the shares held by Rubex LLC, Movex, LLC, the Thomas Moriarty Roth IRA, the Caroline Moriarty Roth IRA and the Moriarty Family Charitable Foundation, except to the extent of his pecuniary interest, if any.

(19)
Includes 39,981 shares issuable to Mr. O'Brien upon the exercise of stock options exercisable within 60 days of July 1, 2015 and 2,501 shares of restricted stock awards subject to time based vesting granted to Mr. O'Brien.

(20)
Includes 19,339 shares issuable to Mr. Ramji upon the exercise of stock options exercisable within 60 days of July 1, 2015.

(21)
Includes an aggregate of 474,245 shares issuable upon exercise of stock options exercisable within 60 days of July 1, 2015 held by thirteen (13) executive officers and directors. The number of shares held by these executive officers and directors include an aggregate of 221,245 shares of restricted stock subject to time based vesting. Excludes an aggregate of 124,615 and 93,419 shares of common stock subject to performance-based deferred restricted stock award units which are conditionally earned with respect to the fiscal years ended March 31, 2015 and March 31, 2014, respectively, but remain subject to time based vesting and will not settle within 60 days of July 1, 2015. The grantees retain no voting rights in deferred restricted stock unit awards until vesting but do retain voting rights with respect to shares of unvested restricted stock awards unless and to the extent that such shares are forfeited.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        Our board of directors currently consists of eight members. Our seventh amended and restated certificate of incorporation divides the board of directors into three classes. One class is elected each year for a term of three years. The directors are elected by a plurality of votes cast by stockholders. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated Martin Trust, Izhar Armony and Rowland T. Moriarty and recommended that each nominee be elected to the board of directors as a class II director, each to hold office until the annual meeting of stockholders to be held in the year 2018 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Martin Trust, Izhar Armony and Rowland T. Moriarty are each class II directors whose terms expire at this annual meeting. The board of directors is also composed of (i) two (2) class III directors (Kris Canekeratne and Ronald T. Maheu) whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2016 and (ii) three (3) class I directors (Robert E. Davoli, William K. O'Brien, and Al-Noor Ramji) whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2017. Mr. Canekeratne is our chief executive officer and the chairman of the board.

        The board of directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the board of directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

        For Proposal 1, the election of three (3) class II directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the annual meeting shall be elected as directors.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE NOMINEES LISTED BELOW.

        The following table sets forth the nominees to be elected at the annual meeting and continuing directors, the year each such nominee or director was first elected a director, the positions with us currently held by such nominee and director, the year such nominee's or director's current term will expire and such nominee's and director's current class:

Nominee's or Director's Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominee for Class II Director:
Martin Trust	Director	2015	II
2004
Izhar Armony	Director	2015	II
2004
Rowland T. Moriarty	Director	2015	II
2006
Continuing Directors:
Kris Canekeratne	Chief Executive Officer and	2016	III
1996	Chairman of the Board
Ronald T. Maheu	Director	2016	III
2004
Robert E. Davoli	Director	2017	I
2000
William K. O'Brien	Director	2017	I
2008
Al-Noor Ramji	Director	2017	I
2011

 EXECUTIVE OFFICERS AND DIRECTORS

        The following table sets forth the executive officers, director nominees to be elected at the annual meeting, and the directors of the Company, their ages, and the positions currently held by each such person with the Company as of the date of this proxy statement.

Name	Age	Position
Kris Canekeratne	49	Chairman and Chief Executive Officer and Class III Director
Thomas R. Holler	52	Executive Vice President and Chief Strategy Officer
Roger Keith Modder	51	Executive Vice President and Chief Operating Officer
Raj Rajgopal	55	President
Ranjan Kalia	54	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Samir Dhir	44	Executive Vice President, Chief Delivery Officer and Head of India Operations
Robert E. Davoli(1)	67	Class I Director
William K. O'Brien(2)	70	Class I Director
Al-Noor Ramji(1)	61	Class I Director
Martin Trust(1)	80	Class II Director
Izhar Armony(2)(3)	51	Class II Director
Rowland T. Moriarty(1)(3)	68	Class II Director
Ronald T. Maheu(2)(3)	73	Class III Director

(1)
Member of the compensation committee

(2)
Member of the audit committee. Effective April 1, 2015, Mr. O'Brien was appointed as chairman of the audit committee and Mr. Maheu remained as a member of the audit committee

(3)
Member of the nominating and corporate governance committee

        Kris Canekeratne, one of our co-founders, has served as chairman of our board of directors from our inception and chief executive officer from 1996 to 1997 and from 2000 to the present. In 1997, Mr. Canekeratne co-founded eDocs, Inc., a provider of electronic account management and customer care, later acquired by Oracle Corporation. In 1989, Mr. Canekeratne was one of the founding team members of INSCI Corporation, a supplier of digital document repositories and integrated output management products and services and served as its senior vice president from 1992 to 1996. Mr. Canekeratne obtained his B.S. in Computer Science from Syracuse University. As a co-founder and chief executive officer, Mr. Canekeratne provides a critical contribution to our board of directors, reflecting his detailed knowledge of the Company, our employees, our client base, our prospects, the global IT industry and our competitors.

        Thomas R. Holler has served as our executive vice president and chief strategy officer since May 2011 and, prior to his promotion, served as our executive vice president, chief operating officer since October 2008. He has also previously served as our executive vice president, finance, chief financial officer, treasurer and secretary since 2001. Before joining us, from 1996 to 2001, Mr. Holler was chief financial officer and vice president of finance at Cerulean Technology, Inc., a global supplier of wireless mobile applications and services, which was later acquired by Aether Systems Inc. Mr. Holler earned his B.S. in Business Administration from Wayne State University and his M.B.A. from Northeastern University.

        Roger Keith Modder has served as our executive vice president and chief operating officer since May 2011 and, prior to his promotion, served as president, Asia and executive vice president, global services since October 2008. He also has previously served as our executive vice president and managing director, Asian operations since 2001. Mr. Modder also was a member of our board of directors from April 2004 to October 2004. Prior to joining us, Mr. Modder worked for the John Keells Group where he held managing director positions for two IT solutions companies in the John Keells Group. Mr. Modder is a member of the board of directors of the Lanka Software Foundation and Commercial Bank, a large private bank in Sri Lanka and in Bangladesh, and has been a member of the ICT Advisory Committee of the Sri Lanka Export Development Board.

        Raj Rajgopal has served as our president since May 2013. Prior to his promotion, Mr. Rajgopal served as our executive vice president, business development and client services since October 2008 and served as our general manager of communications, content, and technology, or CCT, Business Unit beginning when he joined us in April 2005. Prior to joining us, from 2003 to April 2005, Mr. Rajgopal served as President, Rajgopal Management Consulting, a consulting company, which provided consulting services to us from time to time from January 2004 to March 2005. From September 1990 to April 2003, Mr. Rajgopal held several positions with Cap Gemini Ernst & Young, a consulting company, including serving most recently as Vice President, Management Consulting. Mr. Rajgopal graduated from the Indian Institute of Technology, with a B.S. in Mechanical Engineering, earned his M.S. in Industrial Engineering and Operations Research and in Computer Science from Virginia Tech and earned his M.B.A. from Massachusetts Institute of Technology (M.I.T.), Sloan School of Management.

        Ranjan Kalia has served as our executive vice president, chief financial officer, treasurer and secretary since October 2012. Prior to his promotion, Mr. Kalia served as our senior vice president, chief financial officer, treasurer and secretary since October 2008 and senior vice president, finance since he joined us in April 2008. Prior to joining us, from 2000 to December 2007, Mr. Kalia served as Vice President, Finance Emerging Markets and International Development and Chief Financial Officer—Asia Pacific for EMC Corporation. Mr. Kalia received a M.B.A. from Nichols College and an undergraduate degree from Delhi University, India.

        Samir Dhir has served as our executive vice president, chief delivery officer and head of India operations since May 2013. Prior to his promotion, Mr. Dhir served as our senior vice president, global delivery head and head of India operations since February 2010 and as an executive officer since April 1, 2011. Prior to joining us, Mr. Dhir worked for Wipro Technologies where he managed a delivery organization with over 5,000 IT professionals focused on the technology, media and transportation industries. Mr. Dhir also led Wipro's SAP Practice and managed services business. Prior to his time at Wipro, Mr. Dhir held leadership positions with Avaya Inc. and Lucent Technologies in the United Kingdom. Mr. Dhir received his M.B.A. from the Warwick Business School, UK and holds a B.Tech from the Indian Institute of Technology Roorkee.

        Robert E. Davoli has served as a member of our board of directors since 2000. Mr. Davoli has been managing director of Sigma Partners, a venture capital investment firm, since November 1995 and managing director of Sigma Prime Ventures since 2012. From February 1993 to September 1994, Mr. Davoli was president and chief executive officer of Epoch Systems, Inc., a vendor of client-server data management software products. From 1990 to 1992, Mr. Davoli served as an executive officer of Sybase, Inc. (which acquired SQL Solutions). In 1985, Mr. Davoli founded SQL Solutions, a purveyor of services and tools for the relational database market where he was president and chief executive officer from 1985 to 1990. Mr. Davoli holds a B.A. in History from Ricker College and studied Computer Science at Northeastern University for two years. Mr. Davoli brings to the board of directors his broad entrepreneurial experience, his extensive experience in the technology industry and his service as a director of the Company since 2000, which affords him unique perspectives on our growth and evolution.

        Izhar Armony has served as a member of our board of directors since April 2004. Mr. Armony has been a partner at Charles River Ventures, a venture capital investment firm, since 1997. Mr. Armony currently serves as a member of the board of directors of RPX Corporation, a provider of patent risk solutions, and is also a member of the Advisory Board of the Invention Science Fund. Prior to joining Charles River Ventures, Mr. Armony was with Onyx Interactive, an interactive training company based in Tel Aviv where he served as vice president of marketing and business development. Mr. Armony also served as an officer in the Israeli Army. Mr. Armony received an M.B.A. from the Wharton School of Business and an M.A. in Cognitive Psychology from the University of Tel Aviv in Israel. Mr. Armony brings to the board of directors his extensive experience in the technology industry, through both company operations and venture capital investment, which makes him particularly well-suited to help the board address the specific types of challenges commonly faced by technology companies.

        Ronald T. Maheu has served as a member of our board of directors since April 2004. Mr. Maheu retired in July 2002 from PricewaterhouseCoopers LLP. Mr. Maheu was a senior partner at PricewaterhouseCoopers LLP from 1998 to July 2002. Mr. Maheu was a founding member of Coopers & Lybrand's board of partners. Following the merger of Price Waterhouse and Coopers & Lybrand in 1998, Mr. Maheu served on both the United States and global boards of partners and principals of PricewaterhouseCoopers until 2001. Mr. Maheu currently serves as a member of the board of directors of WEX Inc. (formerly Wright Express Corporation) and CRA International, Inc. Mr. Maheu brings to the board of directors his extensive financial and accounting expertise which he has put to use as chairman of our audit committee, as well as his extensive service on boards of public companies.

        Martin Trust has served as a member of our board of directors since October 2004. Mr. Trust is chief executive officer of Samtex (USA), Inc., a holding company engaged in the production of apparel and textile products, a position he has held since October 2003. Mr. Trust was senior advisor to Limited Brands, a retailer of apparel and personal care products, from 2001 to October 2003. Prior to that, Mr. Trust served as president and chief executive officer of Mast Industries, Inc., a contract manufacturer, importer and wholesaler of women's apparel and wholly-owned subsidiary of Limited Brands, from 1970 to 2001. Mr. Trust has served in the capacity of cleared advisor to the United States Department of Commerce with regard to textile trade issues. He was a member of the board of directors of Staples, Inc. from 1987 to 2009. Mr. Trust brings to the board of directors many years of executive management and leadership experience and provides invaluable advice and input regarding our strategic and financial affairs.

        Rowland T. Moriarty has served as a member of our board of directors since July 2006. Mr. Moriarty is currently chairman of the board of directors of CRA International, Inc., a worldwide economic and business consulting firm. Mr. Moriarty also serves as a member of the board of directors of WEX Inc. (formerly Wright Express Corporation) and Staples, Inc. Mr. Moriarty has been the president and chief executive officer of Cubex Corporation, a privately-held consulting company, since 1981. From 1981 to 1992, Mr. Moriarty was Professor of Business Administration at Harvard Business School. He received a D.B.A. from Harvard University, an M.B.A. from the Wharton School of Business and a B.A. from Rutgers University. Mr. Moriarty brings to the board of directors a thorough understanding of our business, as well as his extensive experience regarding the operation and management of complex global organizations.

        William K. O'Brien has served as a director since November 2008. Mr. O'Brien served as chief executive officer of Enterasys Networks from April 2002 until March 2004 and was named executive chairman of the board in 2004. Prior to Enterasys, Mr. O'Brien worked for over thirty three years at PricewaterhouseCoopers, where he served in a number of roles including chief operating officer of the former Coopers & Lybrand, with responsibility for the audit, tax, and financial advisory components of the U.S. business; managing partner for the Boston office; and a global managing partner of PricewaterhouseCoopers. He currently serves on the board of directors of CDM Smith, a provider of engineering, consulting, construction, and operations services, and Mercury Systems, Inc., a global provider of data processing systems, software, and services. He is a graduate of Bentley College. Mr. O'Brien brings to the board of directors his extensive financial and accounting expertise, as well as his strong leadership and management background.

        Al-Noor Ramji has served as a director since February 2011. Mr. Ramji is currently the chief strategy officer of Calypso Technology, Inc., a global application software provider that sells an integrated suite of trading and risk applications to the capital markets function within banks and other financial institutions, a position he has held since March 2014. From April 2010 to June 2013, Mr. Ramji was the executive vice president and general manager, Misys Banking, at Misys PLC, a mid-size software company that serves the financial services industry. From May 2004 to March 2010, Mr. Ramji served in various executive roles at British Telecom, most recently as chief executive officer for BT Innovate and Design and chief information officer and chief technology officer of BT Group plc. Prior to British Telecom, Mr. Ramji was executive vice president, chief information officer and chief e-commerce officer for Qwest Communications. Mr. Ramji has also served as chief information officer at UBS (then called SBC) and, prior to UBS, as global head of operations at Credit Suisse First Boston. Mr. Ramji is currently serving on the board of directors and as a member of the compensation, audit, and nomination committees of iSoftStone, a leading Chinese based global technology outsourcer. Mr. Ramji is a Chartered Financial Analyst and holds a BSc in Electronics from the University of London. He is a multi-year winner of the CIO 100 Award, CIO Insight IT Leader of the Year 2009, and the British Computer Society CIO of the Year. Mr. Ramji brings to the board of directors his extensive industry, domain and operational experience arising from holding management positions in large, complex technology companies, which enables him to provide invaluable insights to the challenges facing IT application outsourcing companies with respect to both the markets and clients being served.

        Our executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

 CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

        Mr. Canekeratne, a founder of our company, serves as our chief executive officer and chairman of the board. The board of directors believes that having our executive officer as chairman of the board facilitates the board of directors' decision-making process because Mr. Canekeratne has first-hand knowledge of our operations and the major issues facing us, and is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. This also enables Mr. Canekeratne to act as the key link between the board of directors and other members of management. To maintain effective independent oversight, the board of directors annually appoints a lead independent director, as discussed further in "Executive Sessions of Independent Directors" below. The board of directors believes the combined role of chief executive officer and chairman, together with a lead independent director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Independence of Members of the Board of Directors

        The board of directors has determined that Messrs. Armony, Davoli, Maheu, Moriarty, Trust, O'Brien and Ramji are independent within the meaning of the director independence standards of The NASDAQ Stock Market, Inc., or NASDAQ, and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Furthermore, the board of directors has determined that each member of each of the committees of the board of directors is independent within the meaning of the director independence standards of NASDAQ and the Securities and Exchange Commission.

Executive Sessions of Independent Directors; Lead Independent Director

        Executive sessions of the independent directors are generally held immediately after each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any of our non-independent directors and are chaired by a lead independent director who is appointed annually by the board of directors from our independent directors. Mr. Martin Trust currently serves as the lead independent director. In this role, Mr. Trust serves as chairperson of the independent director sessions and assists the board in assuring effective corporate governance. The independent directors of the board of directors met in executive session four (4) times in our fiscal year ended March 31, 2015.

Role in Risk Oversight by the Board of Directors

        The board of directors' role in overseeing the management of the Company's risks is primarily accomplished through management's reporting processes, including receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risk and assessments and prioritization of such risks. The standing committees of our board of directors, pursuant to the respective charters, represent a key element of enterprise risk management. The nominating and corporate governance committee of our board of directors has been initially appointed by our board of directors to administer the enterprise risk management process as the enterprise risk management committee. The enterprise risk management committee provides oversight of the recommendations of management and associated timeline to identify and assess severity of enterprise risks, the prioritization of such risks and development of any action plans to mitigate such risks. Our audit committee focuses on risks and issues related to accounting, internal controls and financial and tax reporting. The audit committee also assesses economic and business risks and monitors compliance with ethical standards. The compensation committee identifies and oversees risks and issues associated with our executive compensation policies and practices, and the nominating and corporate governance committee identifies and oversees risks and issues associated with director independence, related party transactions and the implementation of corporate governance policies and our code of ethics. All of these committees are ultimately subject to oversight and direction of the full board of directors and report directly to the board of directors on these matters.

Policies Governing Director Nominations

Director qualifications

        The nominating and corporate governance committee of the board of directors is responsible for reviewing with the board of directors from time to time the appropriate qualities, skills and characteristics desired of members of the board of directors in the context of the needs of the business and current make-up of the board of directors. This assessment includes consideration of the following minimum qualifications that the nominating and corporate governance committee believes must be met by all directors:

  •
  nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;

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  nominees must be highly accomplished in their respective fields, with superior credentials and recognition;

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  nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;

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  nominees must have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

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  nominees must be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other boards.

        We do not have a formal diversity policy. However, as part of its evaluation of director candidates and in addition to other standards the nominating and corporate governance committee may deem appropriate from time to time for the overall structure and composition of the board of directors, the nominating and corporate governance committee considers whether each candidate, if elected, assists in achieving a mix of board members that represent a diversity of background and experience. Accordingly, the board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the board of directors. The nominating and corporate governance committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the board of directors, if the nominating and corporate governance committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for identifying and evaluating director nominees

        The board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

        Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be helpful in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors' approval as director nominees for election to the board of directors. The nominating and corporate governance committee also recommends candidates to the board of directors for appointment to the committees of the board of directors.

Procedures for recommendation of director nominees by stockholders

        The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, shall follow the following procedures:

        All recommendations for nomination must be in writing and include the following:

  •
  Name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder's beneficial owner;

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  Number of shares of our capital stock that are owned beneficially and held of record by such stockholder and such beneficial owner;

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  Name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the individual recommended for consideration as a director nominee;

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  All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the board of directors and elected; and

  •
  A written statement from the stockholder making the recommendation stating why such recommended candidate meets our criteria and would be able to fulfill the duties of a director.

        Nominations must be sent to the attention of our secretary by U.S. mail (including courier or expedited delivery service) to Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581.

        Our secretary will promptly forward any such nominations to the nominating and corporate governance committee. The nominating and corporate governance committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting. Once the nominating and corporate governance committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the board of directors.

Policy Governing Stockholder Communications with the Board of Directors

        The board of directors provides to every stockholder the ability to communicate with the board of directors as a whole and with individual directors on the board of directors through an established process for stockholder communication.

        Any of our stockholders who wish to communicate directly with the board of directors or an individual member of the board of directors may do so by sending such communication by U.S. Mail (including courier or expedited delivery service) addressed to the chairman of the board, as a representative of the entire board of directors, or to the individual director or directors, in each case, c/o Secretary, Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581.

        We will forward any such stockholder communication to the chairman of the board of directors, as a representative of the board of directors, or to the director to whom the communication is addressed, on a periodic basis.

Policy Governing Director Attendance at Annual Meetings of Stockholders

        Our policy is to encourage all of our directors to be present at our annual stockholder meetings. Five of our eight members of our board attended our annual meeting of stockholders held in 2014 (in person or via conference call).

Board of Directors' Evaluation Program

        The board of directors performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, each of the standing committees of the board of directors conducts its own self-evaluation, which is reported to the board of directors. The board of directors retains the authority to engage its own advisors and consultants.

Stock Ownership Guidelines

        We have adopted equity ownership guidelines for our executive officers and directors to further align their interests with those of our stockholders. Under the guidelines, executives and directors are expected to hold common stock in an amount equal to a multiple of their base salary as determined by their position or annual board retainer as applicable. These equity ownership guidelines are discussed further elsewhere in this proxy statement in the section entitled "Compensation Analysis and Discussion."

Hedging and Pledging Policies

        We have adopted insider trading policies and procedures applicable to all of our employees, including our named executive officers. Our insider trading policies do not permit any insiders, including the named executive officers and board members, to "hedge" ownership of Virtusa securities, or otherwise engage in short sales or purchases or sales of any other type of derivative securities with respect to Virtusa securities. In addition, no insider, including our named executive officer and board members, may pledge Virtusa securities. Under our policy, we designate all executive officers and board members as "insiders," as well as any other employee who is designated as an insider by the General Counsel of the Company, if the General Counsel determines that such employee, in the ordinary course of performance of his or her duties, may have access to material, nonpublic information regarding the Company.

Clawback

        In May 2015, we adopted a clawback policy that provides that the board of directors has discretion to clawback the amount of excess proceeds received by, or reduce the amount of future compensation payable to, an executive of the Company for excess proceeds from incentive compensation payable to, or received by, such executive due to misconduct by such executive that resulted in a material restatement of financial statements. The clawback period is the three-year period preceding the filing of any such restated financial statements with the Securities and Exchange Commission ("SEC").

Code of Ethics

        We have adopted a "code of ethics," as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act, that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at the Corporate Governance section of our website at http://www.virtusa.com. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from us upon a request directed to: Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581, Attention: Investor Relations. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website available at http://www.virtusa.com and/or in our public filings with the Securities and Exchange Commission.

        For more corporate governance information, you are invited to access the Corporate Governance section of our website available at http://www.virtusa.com.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of directors

        The board of directors met six (6) times during the fiscal year ended March 31, 2015, and took action by unanimous written consent one (1) time. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of all committees of the board of directors on which they served during the fiscal year ended March 31, 2015, except that Mr. Ramji attended less than 75% of the board and committee meetings, in the aggregate, during the fiscal year ended March 31, 2015. The board of directors has the following standing committees: audit committee; compensation committee; and nominating and corporate governance committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. A current copy of each charter is available at the Corporate Governance section of our website at http://www.virtusa.com. Each committee reviews the appropriateness of its charter at least annually. Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.

Audit committee

        The audit committee of the board of directors currently consists of Messrs. O'Brien, Maheu and Armony, each of whom is an independent director within the meaning of the director independence standards of NASDAQ and the Securities and Exchange Commission, or SEC, including Rule 10A-3(b)(1) under the Exchange Act. Mr. O'Brien serves as the chairman of the audit committee. In addition, the board of directors has determined that each of Mr. O'Brien and Mr. Maheu qualifies as an "audit committee financial expert" under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. O'Brien and Mr. Maheu's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. O'Brien or Mr. Maheu any duties, obligations or liability that are greater than are generally imposed on him as a member of the audit committee and the board of directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

        The audit committee met nine (9) times during the fiscal year ended March 31, 2015. The audit committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.virtusa.com.

        As described more fully in its charter, the audit committee oversees our accounting and financial reporting processes, internal controls and audit functions. In fulfilling its role, the audit committee responsibilities include:

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  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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  approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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  establishing policies and procedures for the receipt and retention of accounting related complaints and concerns; and

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  preparing the audit committee report required by SEC rules to be included in our annual proxy statement.

Compensation committee

        The compensation committee of the board of directors currently consists of Messrs. Trust, Davoli, Moriarty and Ramji, each of whom is an independent director within the meaning of the director independence standards of NASDAQ, a non-employee director as defined in Rule 16b-3 of the Exchange Act, and an outside director pursuant to Section 162(m) of the Internal Revenue Code. Mr. Trust serves as the chairman of the compensation committee. The compensation committee's responsibilities include:

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  annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

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  evaluating the performance of our chief executive officer and other executive officers in light of such corporate goals and objectives and determining the compensation of our chief executive officer and other executive officers;

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  overseeing and administering our compensation, welfare, benefit and pension plans and similar plans; and

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  reviewing and making recommendations to the board with respect to director compensation.

        The compensation committee met four (4) times and took action by unanimous written consent one (1) time during the fiscal year ended March 31, 2015. The compensation committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.virtusa.com.

Nominating and corporate governance committee

        The nominating and corporate governance committee of the board of directors currently consists of Messrs. Moriarty, Armony and Maheu, each of whom is an independent director within the meaning of the director independence standards of NASDAQ. Mr. Moriarty serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee's responsibilities include:

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  developing and recommending to the board criteria for board and committee membership;

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  establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

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  identifying individuals qualified to become board members;

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  recommending to the board the persons to be nominated for election as directors and to each of the board's committees;

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  developing and recommending to the board a code of business conduct and ethics and a set of corporate governance guidelines; and

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  overseeing the evaluation of the board and management.

        The nominating and corporate governance committee has also been initially appointed by our board of directors to administer the enterprise risk management process as the enterprise risk management committee. The enterprise risk management committee provides oversight of the recommendations of management and associated timeline to identify and assess severity of enterprise risks, the prioritization of such risks and development of any action plans to mitigate such risks.

        The nominating and corporate governance committee met three (3) times during the fiscal year ended March 31, 2015. The nominating and corporate governance committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.virtusa.com.

Compensation committee interlocks and insider participation

        During our fiscal year ended March 31, 2015, Messrs. Trust, Davoli, Moriarty and Ramji served as members of the compensation committee. No member of the compensation committee was an employee or former employee of us or any of our subsidiaries, or had any relationship with us requiring disclosure herein.

        During our fiscal year ended March 31, 2015, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) a director of another entity, one of whose executive officers served on our compensation committee; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        The board of directors appointed us as an audit committee to monitor the integrity of Virtusa Corporation's (the "Company's") consolidated financial statements, its system of internal controls and the independence and performance of its internal auditor and independent registered public accounting firm. As an audit committee, we select the independent registered public accounting firm.

        We are governed by a written charter adopted by the audit committee and our board of directors, which is available through the Investor Relations page of our website at www.virtusa.com.

        The audit committee consisted of three members, Messrs. O'Brien, Maheu and Armony, all non-employee directors at the time that the actions of the committee described in this report were undertaken during the Company's fiscal year ended March 31, 2015. Effective April 1, 2015, Mr. O'Brien was appointed as chairman of the audit committee by our board of directors and Mr. Maheu remained a member of the audit committee. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee meets the independence requirements promulgated by The NASDAQ Stock Market, Inc. and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act. Both Messrs. O'Brien and Maheu are "audit committee financial experts" as is currently defined under SEC rules. The audit committee operates under a written charter adopted by the board of directors.

        The Company's management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing. We have relied, without independent verification, on the information provided to us and on the representations made by the Company's management and the independent registered public accounting firm.

        In fulfilling our oversight responsibilities, we discussed with representatives of KPMG LLP, the independent registered public accounting firm for our fiscal year ended March 31, 2015, the overall scope and plans for their audit of the consolidated financial statements for the fiscal year ended March 31, 2015. We met with them, with and without the Company's management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting. We reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2015 with management and the independent registered public accounting firm.

        We also reviewed the report of management contained in the Annual Report on Form 10-K for the fiscal year ended March 31, 2015, filed with the Securities and Exchange Commission, on its assessment of the effectiveness of the Company's internal control over financial reporting, as well as the Reports of Independent Registered Public Accounting Firm included in the Annual Report on Form 10-K related to KPMG's audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. We continue to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in the Company's fiscal year ending March 31, 2016.

        We discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board, including a discussion of the Company's accounting principles, the application of those principles, and the other matters required to be discussed with audit committees under generally accepted auditing standards.

        We have reviewed the permitted services under rules of the Securities and Exchange Commission as currently in effect and discussed with KPMG their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. In evaluating the independence of our independent registered public accountant, we considered whether the services they provided beyond their audit and review of the consolidated financial statements were compatible with maintaining their independence. We also considered the amount of fees they received for audit and non-audit services.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors that the audited consolidated financial statements for the fiscal year ended March 31, 2015 be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

THE AUDIT COMMITTEE

William K. O'Brien, Chair (effective April 1, 2015)
Ronald T. Maheu
Izhar Armony

 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        The compensation committee of the board of directors, which is comprised solely of independent directors within the meaning of applicable rules of The NASDAQ Stock Market, Inc., outside directors within the meaning of Section 162 of the Internal Revenue Code of 1986, as amended, and non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, is responsible for developing executive compensation policies and advising the board of directors with respect to such policies and administering the Company's cash incentive, stock option and equity incentive plans. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. It has been our practice that decisions with respect to executive and director compensation are approved by the compensation committee and generally are also recommended to the full board (but only to the independent, outside directors thereof) for approval and/or ratification. Messrs. Trust, Davoli, Moriarty and Ramji are the current members of the compensation committee.

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the fiscal year ended March 31, 2015 with management. In reliance on the reviews and discussions referred to above, the compensation committee has approved of the CD&A, and has recommended to the board of directors, and the board of directors has approved, the CD&A for inclusion in the proxy statement for the fiscal year ended March 31, 2015 for filing with the Securities and Exchange Commission.

Respectfully submitted by the
Compensation Committee,

Martin Trust (chairman)
Robert E. Davoli
Rowland T. Moriarty
Al-Noor Ramji

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Compensation discussion and analysis

Overview

        We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We place significant emphasis on pay-for-performance compensation programs, which reward our executives when we achieve certain financial and business goals and create stockholder value. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team. We describe below our compensation philosophy, policies and practices with respect to our chief executive officer, chief financial officer and our other executive officers. We refer to our chief executive officer, chief financial officer and the other three executive officers listed in the summary compensation table below as our named executive officers.

Administration and objectives of our executive compensation program

        Our compensation committee, which is comprised entirely of independent directors, is responsible for establishing and administering our policies governing the compensation for our executive officers, including executive officer salaries, bonuses and equity incentive compensation. The compensation committee reviews all components of compensation for our named executive officers. In accordance with its charter, the compensation committee also, among other responsibilities, administers our incentive compensation plan, and reviews and makes recommendations to management on company-wide compensation programs and practices. It has been our practice that all decisions with respect to executives are approved by the compensation committee and generally are also recommended to the independent, outside members of our full board (the "Independent Board") for approval and/or ratification.

        Our compensation committee has designed our overall executive compensation program to achieve the following objectives:

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  attract and retain talented and experienced executives;

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  motivate and reward executives whose knowledge, skills and performance are critical to our success;

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  provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of certain measurable operating results such as revenue and operating profit;

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  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

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  foster a shared commitment among executives by aligning their individual goals with our corporate goals; and

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  compensate our executives to manage our business to meet our near-term and long-term objectives.

Methodologies for establishing executive compensation

        We use a mix of short-term compensation (base salaries and variable cash incentive compensation) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve the objectives of our executive compensation program. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the compensation committee believes that a substantial percentage of the compensation of our executive officers should be performance-based.

        The compensation committee meets outside the presence of the executive officers and uses its judgment and experience and the recommendations of the chief executive officer (except for his own compensation) to determine the appropriate mix of compensation for each individual. The compensation committee has the authority to engage the services of outside consultants and advisors to assist it with making decisions regarding the establishment of our compensation programs and philosophy. The compensation committee retained Meridian Partners as its independent compensation consultant to advise the compensation committee in matters related to executive officer and director compensation for our 2015 fiscal year, as described in more detail below. Meridian Partners does not provide any services to us other than the executive compensation services provided to the compensation committee.

        The compensation committee determines compensation for our chief executive officer using the same factors it uses for other executive officers, placing relatively less emphasis on base salary, and instead, creating greater performance-based opportunities through long-term equity and short-term variable cash incentive compensation, which we believe better aligns our chief executive officer's interests with our success and the interests of our stockholders. In assessing the compensation paid to our chief executive officer, the compensation committee relies on both information from our selected peer group and its judgment with respect to the factors described in this section. With the input of our compensation consultant and based on the peer group analysis described in this section, the chief executive officer makes recommendations to the compensation committee regarding base salary levels, target variable cash incentive awards, equity awards and performance goals for both variable cash incentive compensation and performance-based equity awards, for the named executive officers, other than his own. The compensation committee carefully considers the recommendations of the chief executive officer when making decisions on setting base salary, variable cash incentive payments under the prior fiscal year's incentive variable cash compensation plan, target amounts and performance goals for the current fiscal year's variable cash compensation plan and performance-based equity awards, and any other special adjustments or variable cash compensation or equity based awards or incentives.

        In determining whether to adjust the compensation of any one of our executive officers, including our named executive officers, we annually take into account the changes, if any, in the following:

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  market compensation levels;

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  the contributions made by each executive officer;

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  the performance of each executive officer and the Company as a whole;

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  the increases or decreases in responsibilities and roles of each executive officer;

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  the business needs for each executive officer;

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  the relevance of each executive officer's experience to other potential employers; and

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  the readiness of each executive officer to assume a more significant role within the organization.

        In addition to the processes and factors listed above, our compensation committee engaged a consultant with respect to our fiscal 2015, Meridian Partners, to conduct a peer group analysis and to help us analyze applicable compensation data to determine the appropriate compensation levels for our named executive officers, including base, variable cash compensation and equity components, against the peer group and industry practices. We changed the fiscal 2015 peer group from the fiscal 2014 peer group to be more reflective of our current and projected revenues, our market capitalization and our growth rate, as well as the fact that certain companies in our fiscal 2014 peer group have been acquired or are no longer publicly traded. We added eight companies and removed seven companies from the fiscal 2014 peer group to create the fiscal 2015 peer group. Our fiscal 2015 peer group included companies which were publicly held, had generally between $357 million and $876 million in annual revenues with median revenues of our 2015 fiscal peer group being approximately $507 million. In our fiscal 2015 peer group, we used companies that were engaged principally in IT consulting, IT outsourcing services or technology related services or solutions, and were primarily based or headquartered in the United States. These peer group companies were ACI Worldwide Inc., Blackbaud Inc., Blucora Inc., Cardtronics Inc., CSG Systems International Inc., EPAM Systems Inc., ExlService Holdings Inc., EVERTEC Inc., Fair Isaac Corporation, Liquidity Services Inc., Pegasystems Inc., Perficient Inc., TiVo Inc., The Ultimate Software Group Inc., Web.Com Group Inc. and WebMD Health Corporation. We believe that the practices of this peer group of companies provide us with appropriate compensation benchmarks because these companies are generally similarly sized companies in revenues, with comparable profit margins and growth rates. These peer group companies also have similar organizational structures and may also compete with us to attract executives and other employees. For benchmarking executive compensation, we typically review the compensation data we collect from our peer group. While we generally target the market median of our peer group in recommending and approving compensation for our executive officers to remain competitive, we also consider the other factors listed in this section.

        Moreover, the compensation committee considered the advisory proposal approving named executive officer compensation that was completed for our 2014 annual meeting of stockholders. Of stockholder votes received, an overwhelming majority—over ninety-eight percent—of our stockholders voted to approve our "say on pay" proposal. Votes regarding the non-binding, advisory proposal approving compensation of our named executive officers were as follows:

For	25,539,486	98.93%
Against	272,010	1.05%
Abstain	5,446.02%
Non-Votes	1,290,517	N/A

        The compensation committee believes this affirms shareholders' support of our approach to executive compensation, and therefore did not significantly change its approach in our fiscal year ended March 31, 2015. The compensation committee will continue to consider the outcome of our say-on-pay votes, regulatory changes and emerging best practices when making future compensation decisions for our named executive officers.

        We have reassessed the relevance of our peer group for fiscal 2015 and we generally reassess the relevance of our peer group annually and make changes when judged appropriate. We believe that the use of a peer group analysis and generally targeting the market median of our peer group are important factors in remaining competitive with our peers and furthering our objective of attracting, motivating and retaining highly qualified personnel.

Executive compensation components

        Our fiscal 2015 executive compensation program is primarily composed of base salary, annual incentive variable cash compensation payable on an annual basis and both performance and time based equity compensation. Our compensation committee has not adopted a formal policy for allocating between various forms of compensation. However, we generally strive to provide our named executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance and be competitive within our peer group. With respect to various equity-based awards, we typically grant restricted stock awards, including performance-based restricted stock units, as a means of providing longer-term equity-based incentives to our executives. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, vision, group life and accidental death and dismemberment insurance and our 401(k) plan. In April 2007, in connection with our initial public offering, we entered into agreements with each of Messrs. Canekeratne, Holler and Modder, and in July 2009, entered into similar agreements with each of Messrs. Rajgopal and Kalia, that provide for certain severance benefits upon termination of employment or a change in control. See the Section below, "Potential payments upon termination or change in control."

        Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation, including base salary, variable incentive cash compensation and equity compensation, to be paid to each of our executives for our fiscal year ended March 31, 2015 based on a number of factors, including:

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  designing our compensation programs to be competitive with the peer group companies reviewed by our compensation committee in the IT services, IT consulting and/or technology industries (as set forth above) and, for any fiscal year, generally targeted at the market median (50th percentile), with the condition that, with respect to variable cash compensation and performance-based equity awards, we achieve operating results at least equal to or above the mid-point of financial guidance for such fiscal year;

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  the roles and responsibilities of our executives;

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  the individual experience and skills of, and expected contributions from, our executives;

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  the amounts of compensation being paid to our other executives;

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  our executives' historical compensation at our Company; and

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  the provisions of applicable employment agreements.

        In addition to the criteria above, the actual amount and allocation of total compensation (i.e., base salary, variable incentive cash compensation awards and equity awards) paid or issued to our named executive officers also reflects the timing and circumstances of when the executive joined us, the equity holdings of the executive officer and the geographic location of such executive officer. For instance, our founder, chairman and chief executive officer, Mr. Canekeratne, has a substantial equity interest in us and his current cash and equity compensation partially reflects this situation. In addition, the compensation paid to Mr. Modder, who resides in Sri Lanka, partially reflects the lower cost geography of Sri Lanka. Although no formal policy for allocating between various forms of compensation has been adopted, our overall compensation, and each element of compensation, for these executives, in part, reflects our objective of targeting the median compensation of our peer group companies listed above, which we have selected for our compensation benchmarking for our fiscal year 2015.

        We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

        Base salary.    Our compensation committee annually reviews salary ranges and individual salaries for our executive officers. We have historically established base salaries for each of our executives based on many factors, including competition in the marketplace to hire and retain executives, our performance, experiences of our directors and leadership team with respect to salaries and compensation of executives in similarly situated companies in the IT industry and other similar industries, the factors listed in the section above, as well as additional factors, which we believe enables us to hire and retain our leadership team in an extremely competitive environment. We structure executive salaries so that these salaries are at least comparable with salaries paid by the peer companies listed in the section above. We generally target base salaries for each of our executives at the market median (50th percentile) in this peer group and also take into consideration many additional factors that we believe enable us to attract, motivate and retain our leadership team in an extremely competitive environment.

        Based on the factors listed above, during our fiscal year ended March 31, 2015, our compensation committee, with Independent Board ratification, established annual base salaries for our chief executive officer, chief strategy officer, president, executive vice president and chief operating officer, and our chief financial officer at $450,000, $325,000, $370,000, $270,000 and $345,000, respectively, which represent an increase of 5.9%, 4.8%, 5.7%, 5.9% and 4.5% from the base compensation to our executive officers in fiscal 2014. For our fiscal year ended March 31, 2015, our compensation committee and our Independent Board's philosophy and strategy were to provide modest increases to base salaries from fiscal 2014 reflective of the performance of the Company for fiscal 2014 and growth forecasts for our fiscal 2015, as well as a shift of larger increases in cash compensation to performance-based compensation under the terms of our variable cash compensation program.

        We believe that the base salaries paid to our executive officers during our fiscal year ended March 31, 2015 achieve our executive compensation objectives and are competitive with those of similarly-situated companies.

        Variable incentive cash compensation award program.    We have designed our variable incentive cash compensation award program, or VCCP, to reward our executive officers upon the achievement of certain significant annual revenue and operating income goals, as approved in advance by our compensation committee and Independent Board. Our VCCP emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of certain operating results and an increase in stockholder value. For our fiscal year ended March 31, 2015, our compensation committee, with Independent Board approval, increased target compensation under our VCCP based on achievement of performance-based targets in our VCCP, which targets were based on achieving at least the mid-point of our financial guidance for revenue and for operating profit for our fiscal 2015, as further described below. As a general matter, the compensation committee communicates the VCCP criteria to the named executive officers at the beginning of the fiscal year. For our fiscal year ended March 31, 2015, our compensation committee (with Independent Board ratification) set the applicable revenue and operating income targets. The performance targets established by the compensation committee under the VCCP are based on our historical operating results and growth rates, as well as our expected future results, and are designed to require significant effort and operational success and achievement on the part of our executives and the Company. Our compensation committee determined that it was in the best interest of the Company, and more aligned with industry practices, to measure revenue and operating income only on an annual basis for our fiscal 2015 to determine if any variable compensation was earned. In this regard, our fiscal 2015 revenue and operating income targets as approved by the compensation committee (and ratified by our Independent Board) represented a significant increase over our actual fiscal 2014 revenue and operating profit and are considered to be "stretch goals" and generally only pays at the 100% level under our VCCP if our Company achieves revenue and operating profit targets at the high end of our financial guidance for the 2015 fiscal year which we publicly provide at the beginning of such fiscal year.

        Our VCCP represents a significant percentage of our executive officers' base salaries and varies depending on the seniority and position of the executive officer, thus aligning our executives' compensation to our performance and creation of stockholder value. For our fiscal year ended March 31, 2015, consistent with moving more cash compensation to performance-based compensation under our VCCP, the target variable compensation under our VCCP for our chief executive officer, executive vice president and chief strategy officer, president, executive vice president and chief operating officer and our chief financial officer, in dollar amounts, and as a percentage of base salary, were $450,000 or 100%, $215,000 or 66%, $330,000 or 89%, $170,000 or 63% and $215,000 or 62%, respectively.

        Our compensation committee and Independent Board established the fiscal 2015 variable cash compensation targeted payouts for each individual executive officer subject to the VCCP which were primarily based on our achieving at least our financial guidance targets for revenue and operating profit for our fiscal year ended March 31, 2015 (at the mid-point of financial guidance for a 60% payout and at the high end of financial guidance a 100% payout), as well as such factors as the historical targets for such executive, the seniority and ability of the executive to drive corporate performance, the geographies in which such executive is located, provisions of their respective employment agreements that were negotiated at the time of hire, and our objective to target cash incentives generally at the 50th percentile of similar cash incentives provided to officers in peer group companies in the IT services and/or IT consulting industries (but only if our Company achieves the mid-point of our financial guidance for such fiscal year with respect to the VCCP portion), as reviewed by the compensation committee, and as described in more detail above. In addition, for fiscal year 2015, our compensation committee engaged Meridian Partners to assist it to establish the parameters of our VCCP.

        Under the terms of the VCCP for fiscal 2015, 50% of each of the executive officer's variable cash compensation was tied to achievement of each of our fiscal 2015 revenue target and operating income target, as established and approved by our compensation committee and ratified by the Independent Board. If the applicable target is achieved, we pay our executives their applicable annual VCCP payout within 75 days of the end of our fiscal year. In addition, the VCCP provides for variable cash compensation adjustments of up to 200% of the applicable payout for the executive officer upon achievement of 108% of the applicable revenue target (for the revenue based payout at 100%) and 114% of the operating income target (for the operating income payout at 100%), as the case may be, for fiscal 2015, and down to 60% of the applicable variable compensation payout (i.e., for revenue or operating income) to the extent that we miss the revenue target by no more than 1.9% or we miss our operating income target by no more than 5.5% respectively. We would not pay any variable cash compensation tied to revenue if the minimum revenue target was not achieved and we would not pay any variable cash compensation tied to the operating income if the minimum operating income target was not achieved, in each case for fiscal 2015.

        Under the VCCP, the revenue target for the fiscal year ended March 31, 2015 was $486 million for a 100% payout (representing a growth rate of approximately 22.4% from fiscal 2014) with the minimum revenue threshold of $477 million (representing a growth rate of approximately 20.1% from fiscal 2014), which would result in a 60% targeted revenue payout. Based on our revenues of $479 million for our fiscal year ended March 31, 2015, our executives were eligible to earn 68.82% of their targeted variable cash compensation tied to revenue. The operating income target for the fiscal year ended March 31, 2015, was $59.6 million, representing a 40.5% increase from fiscal 2014 operating income. Based on our operating results for our fiscal year ended March 31, 2015, we achieved operating income of $52.6 million for fiscal 2015 which did not result in our executives being eligible for a VCCP payout of the variable cash payout tied to operating income. Under our VCCP, we thus paid our executives at a blended rate of 34.41% of the total targeted amounts. Accordingly, we paid a variable cash compensation payment to our chief executive officer, chief strategy officer, president, executive vice president and chief operating officer and our chief financial officer of $154,850, $73,984, $113,557, $58,499 and $73,984, respectively, or 34.41% of the aggregate, targeted amounts under our VCCP for fiscal 2015. All amounts earned under our VCCP are based on actual results of operations but any amounts of actual payouts are subject to negative discretion and must be approved by our compensation committee and Independent Board.

        Equity compensation.    We also use restricted stock awards, deferred restricted stock unit awards and equity-based incentive programs to attract, retain, motivate and reward our executive officers.

Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation, the allocation of equity and relative weighting of these awards within total executive compensation have been based on our compensation committee's strategy, with board approval, to increasingly allocate more of the total equity awards granted to be based on achievement of performance-based metrics, as well as our understanding and individual experiences of market practices of similarly-situated companies and our negotiations with our executives in connection with their initial employment or promotion. For our fiscal year ended March 31, 2015, we also engaged Meridian Partners and used our peer group analysis, as described above, to assist us with assessing the allocation and use of equity compensation as a component of total compensation. Equity-based incentive awards are intended to be the longer-term components of our overall executive compensation program. While annual variable incentive cash compensation is designed to encourage shorter-term performance, generally performance over a one-year period, equity-based awards are designed to encourage our named executives' performance over several years.

        To date, all grants of equity-based awards to our executive officers have been subject to approval first by the compensation committee and then by our Independent Board at regularly scheduled or special meetings during the year. Our compensation committee has approved and our Independent Board has adopted and approved an equity award grant policy, pursuant to which all equity awards must be approved by the compensation committee. Our practice is also to obtain approval by the Independent Board of all equity awards approved by the compensation committee. All equity awards will be made at fair market value based on the closing market price of our common stock on the NASDAQ Global Market on the effective date of grant. While our current equity incentive plans may permit the granting of equity awards at any time, our equity award grant policy provides that we will generally grant incentive awards only on a regularly scheduled basis, as follows:

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  grants made in connection with the hiring of a new employee or promotion of an existing employee will be made on a regular quarterly basis on the third trading day after we first publicly release our financial results for the quarter or year, as the case may be; and

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  grants made to existing employees, other than in connection with a promotion, will generally be made, if at all, on an annual basis and will generally be made effective on the third trading day after we first publicly release our financial results for the prior quarter or year.

        A number of factors are considered in determining the amount of equity incentive awards, if any, to grant to our executives, including:

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  ensuring that our allocation of long-term equity incentive awards are competitive with the peer group companies reviewed by our compensation committee in the IT services, IT consulting and/or technology industries and that our equity award executive compensation is generally targeted at the market median (50th percentile), assuming, with respect to performance-based equity awards, only 60% would vest if we achieve operating results at the mid-point of financial guidance. If we achieve operating results above the mid-point of our financial guidance for our fiscal year, the targeted equity compensation generally will be above the market median;

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  the number of shares subject to, and exercise prices of, outstanding options, both vested and unvested, held by our executives;

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  the vesting schedule of the unvested equity awards held by our executives; and

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  the amount and percentage of our total equity on a diluted basis held by our executives.

        Equity compensation awards to our named executive officers have primarily consisted of restricted stock awards, which vest over time, performance-based restricted stock or deferred restricted stock unit awards, which vest only on achievement of certain milestones or thresholds such as revenue and operating income achievement with respect to a fiscal year. Deferred restricted stock unit awards operate similarly to restricted stock awards, except that the grantee receives stock units which are settled in shares of common stock equal to the number of units earned upon vesting. The grantee does not have voting rights unless the units vest and are settled in shares. Generally, the underlying shares are issued upon vesting (net of taxes) or the units are deemed conditionally vested based on achievement of the applicable milestone but then remain subject to time based vesting before any issuance of the underlying shares can take place. For instance, our compensation committee, with Independent Board approval, has determined that certain performance-based deferred restricted stock unit awards which conditionally vest on achievement of certain milestones should also then be subject to time-based vesting of time periods of between 18 and 36 months from the initial grant date, as further described below. Upon vesting of any restricted stock award or deferred restricted stock unit award, the grantee would then have full rights as a stockholder with respect to the shares issued upon vesting of the applicable restricted stock or deferred restricted stock awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten (10) years, subject to continued employment with our Company. Stock options are earned on the basis of continued service to us and generally, for an initial grant, vest over four (4) years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter, and, for incumbent grants, generally vest quarterly over four (4) years in sixteen (16) equal installments or 25% annually. Our compensation committee also considers restricted stock awards to our executive officers, which are subject to time-based vesting and/or performance-based vesting. With respect to restricted stock awards that are subject to time-based vesting, the executive officer has immediate voting rights as a holder of shares of restricted stock which are subject to time-based vesting, but the officer's right to continue to hold the shares (and thus any appreciation of such shares) and the right to sell such shares without restriction remain subject to the continued vesting of the shares tied to the executive's continued service. For performance-based restricted stock awards, the executive officer has immediate voting rights as a holder, except that vesting occurs only upon achievement of performance-based criteria (thus giving the officer the right to sell such shares without restriction) such as revenue or operating income targets. Shares of restricted stock which do not vest, whether time-based vesting or performance-based, are subject to repurchase or forfeiture. Thus, these grants continue to align the interests of the executive with those of the stockholders.

        In August 2014, in connection with establishing executive compensation for our fiscal year ended March 31, 2015, our compensation committee established and awarded, and our Independent Board ratified, the following grants to the named executive officers listed below of shares of restricted stock which are subject to time based vesting, with 25% of the shares vesting on each of June 1, 2015, June 1, 2016, June 1, 2017 and June 1, 2018: Messrs. Canekeratne (39,993); Holler (12,398); Modder (13,597); Rajgopal (14,797), and Kalia (13,597).

        Additionally, in August 2014, in connection with establishing executive compensation for our fiscal year ended March 31, 2015, our compensation committee also established and awarded, and our Independent Board ratified, performance-based deferred restricted stock unit awards to each of Messrs. Canekeratne (59,990); Holler (18,597); Modder (20,396); Rajgopal (22,196), and Kalia (20,396) with the number of performance-based shares underlying the deferred restricted stock awards conditionally vesting based only upon achievement of recognized revenue of the Company for the fiscal year ended March 31, 2015 as follows: 150% of the underlying shares conditionally vest at $525 million, 125% of the underlying shares conditionally vest at $500 million, 100% of the underlying shares conditionally vest at $486 million, 75% of the underlying shares conditionally vest at $477 million (and pro-rated vesting if we achieved revenue for fiscal 2015 between the foregoing revenue targets). No deferred restricted stock unit awards vest if revenue for fiscal 2015 is below $477 million. To the extent that any of the underlying shares of the deferred restricted stock unit awards conditionally vest based on achievement of the foregoing performance targets, 33% of the number of the underlying shares which conditionally vested, vest on September 1, 2015 and 67% of the number of the underlying shares vest on March 1, 2017. For the fiscal year ended March 31, 2015, based on $479 million in revenue, the named executive officers had the following number of underlying shares of the deferred restricted stock unit awards conditionally vested (i.e., at 80.52% achievement): Messrs. Canekeratne (48,303); Holler (14,973); Modder (16,421); Rajgopal (17,871), and Kalia (16,421), subject to the time based vesting provisions above.

        We believe our equity-based grants align the interests of our executive officers with our stockholders, rewards and motivates both near-term and long-term executive performance and provide an incentive for retention, with a primary focus of linking equity awards, and the vesting thereof, to the performance of our executive team to critical operating metrics like revenue and operating income. We also believe the combination of time-based vesting, along with performance-based accelerators, provides both retention value and incentives to our executive officers to achieve aggressive, but achievable goals.

        For our fiscal year ending March 31, 2016, our compensation committee (and our Independent Board) allocated 100% of the equity grants only to performance-based restricted stock units based only on achievement of stretch revenue goals for our fiscal 2016 and did not allocate to our executives any time-based restricted stock awards. These grants are made under the terms of the 2015 Plan, subject to approval of the stockholders of the 2015 Plan, and are further described later on in this proxy statement. See "Proposal 3."

Stock Ownership Guidelines

        We introduced equity ownership guidelines in November 2010 to further align the interests of our executive officers and directors with those of our stockholders. Under the guidelines, executives are expected to hold common stock in an amount equal to a multiple of their base salary as determined by their position. The guidelines range from three times base salary (in the case of our executives, other than our chief executive officer) to five times base salary for our chairman and chief executive officer. In addition, under the guidelines, our directors are expected to hold common stock in an amount equal to four times their current annual board, cash retainer fee (excluding chairman fees). For purposes of these guidelines, stock ownership includes shares over which the executive has direct or indirect ownership or control, including restricted stock and in-the-money vested stock options, but does not include unvested performance-based restricted stock or unvested stock options. Executives and directors are expected to meet their ownership guidelines within three years of becoming subject to the guidelines. All of our executives and members of the board of directors have complied with these guidelines.

Other benefits

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees. We do not currently provide a matching contribution under our 401(k) plan to any executive officers but do offer limited matching to our non-highly compensated, non-executive employees. Moreover, with the exception of plans mandated by the governments of India and Sri Lanka, we do not offer retirement benefits (except in our 401(k) Plan). Consistent with our compensation philosophy, we intend to continue to maintain our current benefits and perquisites for our executive officers. The compensation committee in its discretion may revise, amend or add to the officer's executive benefits and perquisites if it deems it advisable. We provide perquisites not normally provided to all salaried employees to Mr. Modder, who resides in Sri Lanka. We provided Mr. Modder with perquisites including full company-paid family health insurance, golf and athletic club memberships and the use of company-

owned automobiles and employee provident fund and employee trust fund contributions (retirement benefits under Sri Lankan law). These perquisites are considered standard in Sri Lanka and similar to those customarily provided to other Sri Lankan-based executives. Our compensation committee approved (and our Independent Board ratified) all of the above perquisites set forth above for the fiscal year ended March 31, 2015.

Severance and change in control benefits

        In April 2007, we entered into executive agreements with Messrs. Canekeratne, Holler and Modder that provide for certain severance and change in control payments. In July 2009, we entered into similar agreements with Mr. Rajgopal and Mr. Kalia as a result of their promotions in fiscal 2009. Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers under certain circumstances, rather than negotiating severance at the time that a named executive officer's employment terminates. We have also determined that accelerated vesting provisions in connection with a termination following a change in control are appropriate because they will encourage our restricted stock and option holders, including our named executive officers, to stay focused in such circumstances, rather than the potential implications for them. See "Potential payments upon termination of change in control" set forth below for a more detailed discussion.

Tax deductibility of executive compensation

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. We have considered the limitations on deductions imposed by Section 162(m) of the Code and it is our present intention, for so long as it is consistent with our overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code and to be cost and tax effective. Therefore, the compensation committee intends to preserve corporate tax deductions, while maintaining the flexibility in the future to approve arrangements that it deems to be in our best interests and the best interests of our stockholders, even if such arrangements do not always qualify for full tax deductibility. As part of our strategy to minimize the limits of deductions imposed by Section 162(m) with respect to variable cash compensation and performance-based equity awards, our compensation committee approved, and based on such approval, our Independent Board approved the adoption of the 2015 Stock Option and Incentive Plan, which is being presented to our stockholders for approval under "Proposal 3—Approval of the Virtusa Corporation 2015 Stock Option and Incentive Plan."

Risk oversight of compensation programs

        The compensation committee believes that our compensation program for executive officers is not structured to be reasonably likely to present a material adverse risk to us based on the following factors:

  •
  Our compensation program for executive officers is designed to provide a balanced mix of cash and equity, annual and longer-term incentives, and performance targets;

  •
  The base salary portion of compensation is designed to provide a steady income regardless of our stock price performance so that executives do not feel pressured to focus primarily on stock price performance to the detriment of other important business metrics;

  •
  Our restricted stock awards and performance-based deferred restricted stock unit award grants generally vest over three to four years and are only valuable if our stock price increases over time. With our performance-based shares, in certain cases, vesting is tied to operating metrics such as revenue or operating income targets, not stock price, so our executives are incented to work together to maximize the company results, not any individual metric to which the other executives are not tied or have no input or undue influence; and

  •
  Maximum payout levels under the VCCP for the variable cash compensation are capped.

Executive compensation summary

        The following table sets forth summary compensation information for the Company's chief executive officer, chief financial officer and the three other most highly compensated executive officers for the fiscal years ended March 31, 2015, 2014 and 2013:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Kris Canekeratne	2015	443,750	—	2,990,124	(6)	—	154,850	—		—		3,588,724
Chairman and Chief	2014	425,000	—	2,342,963		—	310,250	—		—		3,078,213
Executive Officer	2013	421,475	—	1,431,000		—	324,000	—		—		2,176,475
Ranjan Kalia	2015	341,250	—	1,016,605	(6)	—	73,984	—		—		1,431,839
Executive Vice President and	2014	330,000	—	702,874		—	146,000	—		—		1,178,874
Chief Financial Officer	2013	316,154	—	922,522		—	137,700	—		—		1,376,376
Raj Rajgopal	2015	365,000	—	1,106,324	(6)	—	113,557	—		—		1,584,881
President	2014	346,250	—	937,165		—	219,000	—		—		1,502,415
	2013	334,648	—	515,160		—	214,650	—		—		1,064,458
Thomas R. Holler	2015	321,250	—	926,947	(6)	—	73,984	—		—		1,322,181
Executive Vice President,	2014	310,000	—	702,874		—	146,000	—		—		1,158,874
and Chief Strategy Officer	2013	309,487	—	429,300		—	141,750	—		—		880,537
Roger Keith Modder	2015	262,193	—	1,016,605	(6)	—	58,499	22,125	(7)	90,765	(8)	1,450,187
Executive Vice President,	2014	249,117	—	937,165		—	113,804	5,599	(7)	88,881	(8)	1,394,566
and Chief Operating Officer(5)	2013	240,845	—	429,300		—	125,691	32,176	(7)	73,215	(8)	901,227

(1)
All salary amounts in the table above reflect the earnings of each named executive officer as calculated based on the actual number of business days in each fiscal year.

(2)
In accordance with SEC rules, the "Stock Awards" column reflects the aggregate grant date fair value of restricted stock computed in accordance with FASB ASC Topic 718 and excludes the effect of estimated forfeitures. Awards subject to performance conditions are calculated based on the probable outcome of the performance conditions. For a discussion of the assumptions used for FASB ASC Topic 718 valuations and compensation expense for the respective fiscal years ended March 31, 2013, 2014 and 2015 see note 2 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

(3)
SEC rules also require us to disclose the grant date fair value of awards subject to performance conditions, assuming maximum performance. The fair values listed in the table above also include restricted stock awards granted to the executive subject to time based vesting. For further details regarding issuances of performance-based restricted stock, see "Compensation and other Information Concerning Directors and Officers—Compensation discussion and analysis—Equity Compensation."

(4)
We pay non-equity variable incentive plan compensation payouts under our VCCP with respect to the applicable fiscal year after approval by our compensation committee and our Independent Board (no later than 75 days following the fiscal year). See section "Compensation and Other Information Concerning Directors and Officers—Compensation Discussion and Analysis—Equity Compensation" for more details.

(5)
All cash amounts are paid and recorded in Sri Lankan rupees and translated back into U.S. dollars using the annual average exchange rates of $ 0.00763, $ 0.00769, and $ 0.00774 per Sri Lankan rupee for the fiscal years ended March 31, 2015, 2014, and 2013 respectively.

(6)
For the fiscal year ended March 31, 2015, the grant date fair values for the performance-based deferred restricted stock unit awards granted in August 2014, which would be awarded at 150% of grant date fair value, assuming maximum performance targets are achieved at super stretch goals, as well as grant date fair values of time based restricted stock awards, are as follows:

Name	Performance-based Maximum Performance ($)	Time-based ($)	Adjusted Total ($)
Kris Canekeratne	2,990,202	1,328,967	4,319,169
Ranjan Kalia	1,016,639	451,828	1,468,467
Raj Rajgopal	1,106,360	491,704	1,598,064
Thomas R. Holler	926,951	411,986	1,338,937
Roger Keith Modder	1,016,639	451,828	1,468,467
(7)
Represents the year-over-year change in the value of accumulated pension benefits to be paid under the government-mandated Sri Lanka Defined Benefit Gratuity Plan, and reflects any changes in fiscal year end exchange rates of the Sri Lankan rupee to the U.S. dollar.

(8)
Includes the value of the following perquisites: Company-paid vehicle (allocated cost for one year based on purchase price and 4 year depreciation) of $28,470, $26,528 and $26,712 in fiscal 2015, 2014 and 2013 respectively; Company paid health insurance premium ($14,126, $10,848 and $10,376 in fiscal 2015, 2014 and 2013 respectively); golf and athletic club memberships ($1,314, $1,130 and $1,103 in fiscal 2015, 2014 and 2013 respectively); employee provident fund and employee trust fund contributions ($39,329, $37,368 and $36,127 in fiscal 2015, 2014 and 2013 respectively); Company-owned auto expenses ($7,526, $13,007 and $7,086 in fiscal 2015, 2014 and 2013 respectively).

Fiscal 2015 grants of plan-based awards

        The compensation committee approves all of our equity-based and non-equity-based awards to all of our employees, including our executive officers. The expected payouts under the non-equity incentive plan awards in the table below for Messrs. Canekeratne, Kalia, Rajgopal, Holler and Modder are those under our VCCP. All of these incentive plans are discussed above and amounts awarded are recorded in the fiscal year to which they apply and there are no provisions for future payouts.

GRANT OF PLAN-BASED AWARDS

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards					Exercise or Base Price of Option or Stock Awards ($/Share)	Grant Date Fair Value of Option and Stock Awards ($)(4)
Name	Grant Date	Action Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Kris Canekeratne	—	—	270,000	450,000	900,000	—	—	—	—	—	—	—
	8/8/2014	5/21/2014	—	—	—	—	—	—	39,993	—	—	1,328,967
	8/8/2014	5/21/2014	—	—	—	44,992	59,990	89,985	—	—	—	1,661,157
Ranjan Kalia	—	—	129,000	215,000	430,000	—	—	—	—	—	—	—
	8/8/2014	5/21/2014	—	—	—	—	—	—	13,597	—	—	451,828
	8/8/2014	5/21/2014	—	—	—	15,297	20,396	30,594	—	—	—	564,777
Raj Rajgopal	—	—	198,000	330,000	660,000	—	—	—	—	—	—	—
	8/8/2014	5/21/2014	—	—	—	—	—	—	14,797	—	—	491,704
	8/8/2014	5/21/2014	—	—	—	16,647	22,196	33,294	—	—	—	614,620
Thomas R. Holler	—	—	129,000	215,000	430,000	—	—	—	—	—	—	—
	8/8/2014	5/21/2014	—	—	—	—	—	—	12,398	—	—	411,986
	8/8/2014	5/21/2014	—	—	—	13,947	18,597	27,895	—	—	—	514,961
Roger Keith Modder	—	—	102,000	170,000	340,000	—	—	—	—	—	—	—
	8/8/2014	5/21/2014	—	—	—	—	—	—	13,597	—	—	451,828
	8/8/2014	5/21/2014	—	—	—	15,297	20,396	30,594	—	—	—	564,777

(1)
Represents amounts that could be paid under our VCCP. See section "Compensation and Other Information Concerning Directors and Officers—Compensation Discussion and Analysis—Variable incentive cash compensation award program" for more details.

(2)
The number of performance-based deferred restricted stock unit awards granted under the Company's 2007 Stock Option and Incentive Plan ("2007 Plan") vest at a rate based upon the Company's achievement of the following Company revenue targets for the fiscal year ended March 31, 2015: 150% at $525 million, 125% at $500 million, 100% at $486 million, 75% at $477 million, no vesting below $477 million. If the Company's revenue was above the minimum revenue of $477 million for the fiscal year ending March 31, 2014, there would be pro-rated vesting of the shares, starting at 75%. To the extent that the Company achieves at least the minimum revenue target, the shares underlying the deferred stock awards are then subject to time based vesting as follows: 33% vest on September 1, 2015 and the remaining 67% vest on March 1, 2017. See section "Compensation and Other Information Concerning Directors and Officers—Compensation Discussion and Analysis—Equity Compensation" for more details.

(3)
Restricted stock awards, with time-based vesting, vest at a rate of 25% each year on each of June 1, 2015, 2016, 2017 and 2018 respectively.

(4)
The amounts reported in this column reflect the grant date fair value of all awards computed under SFAS ASC Topic 718 and for performance-based awards, reflects the probability of achievement of the applicable targets.

Fiscal 2015 outstanding equity awards at fiscal year-end

        The following table sets forth certain information concerning the number of outstanding equity awards held by our named executive officers that are exercisable and unexercisable or vested and not vested at March 31, 2015:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Unit Other Rights That Have Not Vested ($)(2)
Kris Canekeratne	100,000	—	14.00	8/2/2017	—		—	—		—
	38,175	—	9.82	8/4/2019	—		—	—		—
	—	—	—	—	35,387	(3)	1,464,314	—		—
	—	—	—	—	39,993	(4)	1,654,910	—		—
	—	—	—	—	34,320	(5)	1,420,162	—		—
	—	—	—	—	40,000	(6)	1,655,200	—		—
	—	—	—	—	19,706	(7)	815,434	—		—
	—	—	—	—	—		—	59,990	(8)	2,482,386
Ranjan Kalia	40,000	—	10.02	5/23/2018	—		—	—		—
	4,279	—	9.82	8/4/2019	—		—	—		—
	—	—	—	—	10,616	(3)	439,290	—		—
	—	—	—	—	13,597	(4)	562,644	—		—
	—	—	—	—	10,296	(5)	426,048	—		—
	—	—	—	—	14,705	(6)	608,493	—		—
	—	—	—	—	12,500	(7)	517,250	—		—
	—	—	—	—	7,882	(9)	326,157	—		—
	—	—	—	—	—		—	20,396	(8)	843,986
Raj Rajgopal	8,036	—	4.19	8/7/2016	—		—	—		—
	12,241	—	10.02	5/23/2018	—		—	—		—
	38,174	—	9.82	8/4/2019	—		—	—		—
	—	—	—	—	14,154	(3)	585,693	—		—
	—	—	—	—	14,797	(4)	612,300	—		—
	—	—	—	—	13,728	(5)	568,065	—		—
	—	—	—	—	15,000	(6)	620,700	—		—
	—	—	—	—	5,911	(7)	244,597	—		—
	—	—	—	—	—		—	22,196	(8)	918,470
Roger Keith Modder	17,716	—	9.82	8/4/2019	—		—	—		—
	—	—	—	—	14,154	(3)	585,693	—		—
	—	—	—	—	13,597	(4)	562,644	—		—
	—	—	—	—	13,728	(5)	568,065	—		—
	—	—	—	—	12,500	(6)	517,250	—		—
	—	—	—	—	5,911	(7)	244,597	—		—
	—	—	—	—	—		—	20,396	(8)	843,986
Thomas R. Holler	2,685	—	9.82	8/4/2019	—		—	—		—
	—	—	—	—	10,616	(3)	439,290	—		—
	—	—	—	—	12,398	(4)	513,029	—		—
	—	—	—	—	10,296	(5)	426,048	—		—
	—	—	—	—	12,500	(6)	517,250	—		—
	—	—	—	—	5,911	(7)	244,597	—		—
	—	—	—	—	—		—	18,597	(8)	769,544

(1)
The expiration date of each stock option is ten years after the grant date, and all outstanding options granted to the Named Executives as of March 31, 2015 have fully vested pursuant to their terms.

(2)
Assumes closing price of $41.38 on March 31, 2015.

(3)
Represents awards of performance-based deferred restricted stock unit awards granted on August 6, 2013 under the 2007 Plan that have met performance targets but remain subject to service vesting through March 1, 2016.

(4)
25% of the restricted shares granted vest annually on each of June 1, 2015, 2016, 2017 and 2018.

(5)
25% of the restricted shares granted vest annually on each of June 1, 2014, 2015, 2016 and 2017.

(6)
25% of the restricted shares granted vest annually on each of June 1, 2013, 2014, 2015 and 2016.

(7)
25% of the restricted shares granted vest annually on each of June 1, 2012, 2013, 2014, and 2015.

(8)
These performance-based deferred restricted stock unit awards were granted on August 8, 2014 under the 2007 Plan. The number of performance-based deferred restricted stock unit awards granted under the 2007 Plan conditionally vest at a rate based upon the Company's achievement of the following Company revenue targets for the fiscal year ended March 31, 2015: 150% at $525 million, 125% at $500 million, 100% at $486 million, 75% at $477 million, no vesting below $477 million. If the Company's revenue was above the minimum revenue of $477 million for the fiscal year ended March 31, 2015, there would be pro-rated vesting of the shares, starting at 75%. To the extent that the Company achieves at least the minimum revenue target, the shares underlying the deferred stock unit awards are then subject to time based vesting as follows: 33% vest on September 1, 2015 and the remaining 67% vest on March 1, 2017. See the table "Grant of Plan Based Awards" listed above under the column "Estimated Future Payouts under Equity Incentive Plan Awards" for more details on these grants. See also the section "Compensation and Other Information Concerning Directors and Officers—Compensation Discussion and Analysis—Equity Compensation" for more details.

(9)
In connection with Mr. Kalia's promotion to executive vice president in October 2012, the compensation committee approved and our Independent Board approved and ratified this grant of restricted stock which was issued on November 6, 2012, with 25% of the shares vesting annually on each December 1, 2013, 2014, 2015 and 2016 respectively.

Fiscal 2015 option exercises and stock vested

        The following table sets forth for each named executive officer, certain information with respect to the exercise of stock options and the vesting of restricted stock awards during the fiscal year ended March 31, 2015:

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Kris Canekeratne	—	—	81,075	2,769,143
Ranjan Kalia	29,165	734,903	35,145	1,241,455
Raj Rajgopal	40,375	1,311,951	29,959	1,023,520
Thomas R. Holler	—	—	25,822	881,801
Roger Keith Modder	—	—	28,709	980,957

(1)
Amounts disclosed in this column were calculated based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated by the Exchange Act.

(2)
Amounts disclosed in this column were calculated based on the aggregate dollar amount realized by the named executive officer upon the vesting of the stock computed by multiplying the number of shares of stock vesting by the market price of our common stock on the vesting date in accordance with regulations promulgated under the Exchange Act.

Pension benefits

        Our subsidiary, Virtusa (Sri Lanka) Private Limited, contributes to a defined benefit plan covering its respective employees in Sri Lanka as mandated by the Sri Lankan government. Benefits are based on the employee's years of service and compensation level. Except for Mr. Modder, none of our other named executive officers is covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

        The following table summarizes the defined benefit plan of our Sri Lanka subsidiary for our fiscal year ended March 31, 2015:

2015 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)		Payments During Last Fiscal Year ($)
Roger Keith Modder	Sri Lanka Benefit Gratuity Plan	14	155,977	(2)	—

(1)
Under the plan, an employee's pension (gratuity) benefits vest after five years of credited service, and are payable in a lump sum amount upon retirement or separation of employment from the Company in an amount equal to one-half of an employee's basic monthly salary times the number of years of credited service. The amount reflected in the table represents the accumulated benefits payable at the end of fiscal 2015.

(2)
Amounts are recorded in Sri Lankan rupees and were translated into U.S. dollars using the fiscal year 2015 year end exchange rate of $0.00763 per rupee.

Nonqualified deferred compensation

        None of our named executive officers is covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential payments upon termination of change in control

        In April 2007, we entered into executive agreements with Messrs. Canekeratne, Holler, Modder, and in July 2009, we entered into executive agreements with Messrs. Rajgopal and Kalia, that provide for certain severance and change in control payments. The following summaries set forth potential payments payable to these executive officers upon termination of employment by us other than for cause or by the executive for good reason, or a change in control of us under the executive agreements and our other compensation programs. Cause is defined under these agreements to include willful misconduct or non-performance of duties, certain violations of our policies, the commission of a felony or misdemeanor involving moral turpitude and the failure to cooperate in certain internal or other investigations. Good reason includes a material reduction in the executive's annual base salary or targeted annual cash compensation, a substantial diminution of the executive's responsibility or authority or a more than 50 mile relocation of the executive's primary business location. The compensation committee may in its discretion revise, amend or add to the benefits if it deems advisable.

        Termination by us other than for cause or termination by executive for good reason, prior to a change in control.    Our executive agreements with Messrs. Canekeratne, Holler, Modder, Rajgopal and Kalia, provide that if we terminate such executive's employment other than for cause, or if such executive terminates his employment for good reason, the executive is entitled to a lump-sum severance payment (less applicable withholding taxes) equal to:

  •
  100% of Mr. Canekeratne's annual base salary and 50% of the annual base salary of Messrs. Holler, Modder, Rajgopal and Kalia; and

  •
  A prorated share of the annual bonus, if any, which the executive officer would have earned in the year in which the termination of employment occurs.

        In addition, upon any such termination, Mr. Canekeratne is entitled to continued health benefits for 12 months and each other executive officer is entitled to six months of continued health benefits. The foregoing benefits are subject to the execution of a general release by the executive officer.

        Termination by us for cause or by executive for other than good reason; death or disability.    Regardless of any change in control, we are not obligated to make any cash payment or provide benefits to these executive officers if their employment is terminated by us for cause or by such executive without good reason other than the payment of unpaid salary and accrued and unused vacation pay. We do not provide any death or disability benefits for any of our executive officers that are not also available to our employees generally.

        Termination by us other than for cause or termination by executive for good reason following a change in control.    Our executive agreements with these executive officers provide that, in the event of a termination of employment other than for cause, or if such executive terminates his employment for good reason, within 24 months following a change in control in the case of Mr. Canekeratne and 12 months following a change in control in the case of Messrs. Holler, Modder, Rajgopal and Kalia, such executive is entitled to a lump-sum severance payment (less applicable withholding taxes) equal to:

  •
  200% of Mr. Canekeratne's annual base salary and 50% of the annual base salary of Messrs. Holler, Modder, Rajgopal and Kalia; and

  •
  200% in the case of Mr. Canekeratne, and 100% in the case of Messrs. Holler, Modder, Rajgopal and Kalia of the prorated share of the annual bonus, if any, which such executive officer would have earned in the year in which the termination of employment occurs.

        In addition, upon any such termination, Mr. Canekeratne is entitled to continued health benefits for 24 months and each of Messrs. Holler, Modder, Rajgopal and Kalia is entitled to six months of continued health benefits, upon a change of control. All unvested equity awards held by each such executive officer also become fully-vested and immediately exercisable. The foregoing benefits are subject to the execution of a general release by the executive officer.

        Automatic acceleration of vesting upon a change in control.    The terms of our executive agreements with our executive officers as listed above provide that the equity awards granted to these executive officers will have their vesting accelerated by 12 months upon any change in control, regardless of whether there is a subsequent termination of employment.

Kris Canekeratne

        The following table describes the potential payments and benefits upon employment termination or change in control for Kris Canekeratne, our chairman and chief executive officer, as if his employment terminated as of March 31, 2015, the last business day of our last fiscal year.

Executive Benefits and Payments Upon Termination	Voluntary Resignation for Good Reason	Termination by the Company for Other Than Cause	Termination by the Company for Other Than Cause or Voluntary Resignation for Good Reason Following Change in Control	Acceleration Following Change in Control
Base salary	$450,000	$450,000	$900,000	$—
Variable Cash Compensation(1)	154,850	154,850	309,700	—
Accrued vacation	34,618	34,618	34,618	—
Acceleration of stock option vesting	—	—	—	—
Acceleration of restricted stock award vesting(2)	—	—	9,008,798	4,654,050
Continued health benefits	7,780	7,780	15,560	—

Total	$647,248	$647,248	$10,268,676	$4,654,050

(1)
The variable cash compensation amounts reflected is based on the actual annual payouts under our VCCP for the fiscal year ended March 31, 2015.

(2)
As noted above, Mr. Canekeratne's equity awards are subject to 12-month acceleration of vesting following a change in control, and become 100% fully-vested and immediately exercisable upon termination of his employment by the Company for other than cause or voluntary resignation for good reason within 24 months following a change in control. Performance-based shares underlying the deferred restricted stock unit awards which were tied to the Company's revenue for the fiscal year ended March 31, 2015 were deemed outstanding for purposes of the calculations above as such shares are subject to time based vesting as follows: 33% of the underlying shares vest on September 1, 2015 and 67% of the underlying shares vest on March 1, 2017. The value of stock options, restricted stock and deferred restricted stock unit awards is calculated by reference to the closing sale price of our common stock on the NASDAQ Stock Market on March 31, 2015 of $41.38.

Ranjan Kalia

        The following table describes the potential payments and benefits upon employment termination or change in control for Ranjan Kalia, our executive vice president and chief financial officer, as if his employment terminated as of March 31, 2015, the last business day of our last fiscal year.

Executive Benefits and Payments Upon Termination	Voluntary Resignation for Good Reason	Termination by the Company for Other Than Cause	Termination by the Company for Other Than Cause or Voluntary Resignation for Good Reason Following Change in Control	Acceleration Following Change in Control
Base salary	$172,500	$172,500	$172,500	$—
Variable Cash Compensation(1)	73,984	73,984	73,984	—
Accrued vacation	20,577	20,577	20,577	—
Acceleration of stock option vesting	—	—	—	—
Acceleration of restricted stock award vesting(2)	—	—	3,559,383	1,835,244
Continued health benefits	3,890	3,890	3,890	—

Total	$270,951	$270,951	$3,830,334	$1,835,244

(1)
The variable cash compensation amounts reflected is based on the actual annual payouts under our VCCP for the fiscal year ended March 31, 2015.

(2)
As noted above, Mr. Kalia's equity awards are subject to 12-month acceleration of vesting following a change in control, and become 100% fully-vested and immediately exercisable upon termination of his employment by the Company for other than cause or voluntary resignation for good reason within 12 months following a change in control. Performance-based shares underlying the deferred restricted stock unit awards which were tied to the Company's revenue for the fiscal year ended March 31, 2015 were deemed outstanding for purposes of the calculations above as such shares are subject to time based vesting as follows: 33% of the underlying shares vest on September 1, 2015 and 67% of the underlying shares vest on March 1, 2017. The value of stock options, restricted stock and deferred restricted stock unit awards is calculated by reference to the closing sale price of our common stock on the NASDAQ Stock Market on March 31, 2015 of $41.38.

Raj Rajgopal

        The following table describes the potential payments and benefits upon employment termination or change in control for Raj Rajgopal, our president, as if his employment terminated as of March 31, 2015, the last business day of our last fiscal year.

Executive Benefits and Payments Upon Termination	Voluntary Resignation for Good Reason	Termination by the Company for Other Than Cause	Termination by the Company for Other Than Cause or Voluntary Resignation for Good Reason Following Change in Control	Acceleration Following Change in Control
Base salary	$185,000	$185,000	$185,000	$—
Variable Cash Compensation(1)	113,557	113,557	113,557	—
Accrued vacation	28,464	28,464	28,464	—
Acceleration of stock option vesting	—	—	—	—
Acceleration of restricted stock award vesting(2)	—	—	3,370,856	1,727,118
Continued health benefits	3,890	3,890	3,890	—

Total	$330,911	$330,911	$3,701,767	$1,727,118

(1)
The variable cash compensation amounts reflected is based on the actual annual payouts under our VCCP for the fiscal year ended March 31, 2015.

(2)
As noted above, Mr. Rajgopal's equity awards are subject to 12-month acceleration of vesting following a change in control and become 100% fully-vested and immediately exercisable upon termination of his employment by the Company for other than cause or voluntary resignation for good reason within 12 months following a change in control. Performance-based shares underlying the deferred restricted stock unit awards which were tied to the Company's revenue for the fiscal year ended March 31, 2015 were deemed outstanding for purposes of the calculations above as such shares are subject to time based vesting as follows: 33% of the underlying shares vest on September 1, 2015 and 67% of the underlying shares vest on March 1, 2017. The value of stock options, restricted stock and deferred restricted stock unit awards is calculated by reference to the closing sale price of our common stock on the NASDAQ Stock Market on March 31, 2015 of $41.38.

Thomas R. Holler

        The following table describes the potential payments and benefits upon employment termination or change in control for Thomas R. Holler, our executive vice president and chief strategy officer, as if his employment terminated as of March 31, 2015, the last business day of our last fiscal year.

Executive Benefits and Payments Upon Termination	Voluntary Resignation for Good Reason	Termination by the Company for Other Than Cause	Termination by the Company for Other Than Cause or Voluntary Resignation for Good Reason Following Change in Control	Acceleration Following Change in Control
Base salary	$162,500	$162,500	$162,500	$—
Variable Cash Compensation(1)	73,984	73,984	73,984	—
Accrued vacation	19,384	19,384	19,384	—
Acceleration of stock option vesting	—	—	—	—
Acceleration of restricted stock award vesting(2)	—	—	2,759,798	1,417,265
Continued health benefits	3,890	3,890	3,890	—

Total	$259,758	$259,758	$3,019,556	$1,417,265

(1)
The variable cash compensation amounts reflected is based on the actual annual payouts under our VCCP for the fiscal year ended March 31, 2015.

(2)
As noted above, Mr. Holler's equity awards are subject to 12-month acceleration of vesting following a change in control, and become 100% fully-vested and immediately exercisable upon termination of his employment by the Company for other than cause or voluntary resignation for good reason within 12 months following a change in control. Performance-based shares underlying the deferred restricted stock unit awards which were tied to the Company's revenue for the fiscal year ended March 31, 2015 were deemed outstanding for purposes of the calculations above as such shares are subject to time based vesting as follows: 33% of the underlying shares vest on September 1, 2015 and 67% of the underlying shares vest on March 1, 2017. The value of stock options, restricted stock and deferred restricted stock unit awards is calculated by reference to the closing sale price of our common stock on the NASDAQ Stock Market on March 31, 2015 of $41.38.

Roger Keith Modder

        The following table describes the potential payments and benefits upon employment termination or change in control for Roger Keith Modder, our executive vice president and chief operating officer as if his employment terminated as of March 31, 2015, the last business day of our last fiscal year. All cash amounts in U.S. dollars in the table below would be paid in Sri Lankan rupees.

Executive Benefits and Payments Upon Termination	Voluntary Resignation for Good Reason	Termination by the Company for Other Than Cause	Termination by the Company for Other Than Cause or Voluntary Resignation for Good Reason Following Change in Control	Acceleration Following Change in Control
Base salary	$135,000	$135,000	$135,000	$—
Variable Cash Compensation(1)	58,499	58,499	58,499	—
Accrued vacation	20,386	20,386	20,386	—
Acceleration of stock option vesting	—	—	—	—
Acceleration of restricted stock award vesting(2)	—	—	3,157,749	1,643,158
Continued health benefits	7,063	7,063	7,063	—

Total	$220,948	$220,948	$3,378,697	$1,643,158

(1)
The variable cash compensation amounts reflected is based on the actual annual payouts under our VCCP for the fiscal year ended March 31, 2015.

(2)
As noted above, Mr. Modder's equity awards are subject to 12-month acceleration of vesting following a change in control, and become 100% fully-vested and immediately exercisable upon termination of his employment by the Company for other than cause or voluntary resignation for good reason within 12 months following a change in control. Performance-based shares underlying the deferred restricted stock unit awards which were tied to the Company's revenue for the fiscal year ended March 31, 2015 were deemed outstanding for purposes of the calculations above as such shares are subject to time based vesting as follows: 33% of the underlying shares vest on September 1, 2015 and 67% of the underlying shares vest on March 1, 2017. The value of stock options, restricted stock and deferred restricted stock unit awards is calculated by reference to the closing sale price of our common stock on the NASDAQ Stock Market on March 31, 2015 of $41.38.

Director compensation

        Upon recommendation of the compensation committee, our Independent Board approved an amended and restated non-employee director compensation policy effective July 1, 2014 that provides for annual compensation of $150,000, of which we will make an annual restricted stock award/unit grant to each non-employee director with an economic value of $100,000 (with the number of shares (or underlying shares) determined by dividing $100,000 by the fair market value of the closing price of our common stock on the date of grant) and an annual retainer fee of $50,000 payable in cash. In addition, the chairmen of our audit, compensation and nominating and corporate governance committees receive an annual fee of $22,000, $15,000 and $10,000, respectively. We will also pay our lead director an annual fee of $15,000. All cash payments will be made on a quarterly basis.

        In addition, we will make, under our applicable stock plan, a one-time, initial restricted stock award (or unit award) of $50,000 (with the number of shares (or underlying shares) determined by dividing $50,000 by the fair market value of the closing price of our common shares on the date of grant) to any new non-employee director who joins the board of directors. These shares will vest in three equal installments annually, with the first vesting date on the anniversary of the first day of the third month of the quarter following the director's join date.

        Each restricted stock (or unit) award granted to a non-employee director under the non-employee director compensation policy will be made at the board of directors' meeting immediately following our annual meeting. The shares (or underlying shares) will vest in three equal installments annually at a rate of 33.33%, with the first installment vesting on the September 1 following the board meeting giving rise to the directors' annual equity award grant, with remaining vesting each one year anniversary thereafter. The vesting of all of the equity awards granted to our non-employee directors will also accelerate by 12 months in the event of a change in control.

        We reimburse all non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or any committees thereof.

        The following table sets forth a summary of the compensation earned by or paid to our non-employee directors for our fiscal year ended March 31, 2015:

2015 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Izhar Armony	45,500	99,965	—	—	—	—	145,465
Robert E. Davoli	45,500	99,965	—	—	—	—	145,465
Ronald T. Maheu(a)	66,500	99,965	—	—	—	—	166,465
Rowland T. Moriarty(b)	54,750	99,965	—	—	—	—	154,715
Martin Trust(c)	70,750	99,965	—	—	—	—	170,715
William K. O'Brien	45,500	99,965	—	—	—	—	145,465
Al-Noor Ramji	45,500	99,965	—	—	—	—	145,465

(1)
Represents the cash fees earned during fiscal year 2015 and reflects the annual compensation fee increase as of July 1, 2014 recommended by the compensation committee and approved by the Independent Board. We pay these fees promptly after the quarter in which they are earned.

(a)
Mr. Maheu's cash fees earned include an annual fee as chairman of the audit committee.

(b)
Mr. Moriarty's cash fees earned include an annual fee as chairman of the nominating and corporate governance committee.

(c)
Mr. Trust's cash fees earned include an annual fee as chairman of the compensation committee and an annual fee as lead director.

(2)
Represents the aggregate grant date fair value of the restricted stock awards/units granted on November 11, 2014, determined in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award was $39.97.

        The non-employee members of our board of directors who held such positions as of March 31, 2015 held the following aggregate number of unexercised options and unvested restricted stock awards as of such date:

Name	Number of Securities Underlying Unexercised Options	Number of Unvested Restricted Stock Awards
Izhar Armony	21,267	2,501
Robert E. Davoli	6,190	2,501
Ronald T. Maheu	48,924	2,501
Rowland T. Moriarty	58,924	2,501
Martin Trust	58,924	2,501
William K. O'Brien	43,563	2,501
Al-Noor Ramji	22,921	2,501

        The following table shows the grant of restricted stock awards/units made to the non-employee members of our board of directors during the fiscal year ended March 31, 2015:

Name	Grant Date	Number of Shares Underlying Restricted Stock Awards/Units(1)
Izhar Armony	11/11/2014	2,501
Robert E. Davoli	11/11/2014	2,501
Ronald T. Maheu	11/11/2014	2,501
Rowland T. Moriarty	11/11/2014	2,501
Martin Trust	11/11/2014	2,501
William K. O'Brien	11/11/2014	2,501
Al-Noor Ramji	11/11/2014	2,501

(1)
All non-employee board of directors received underlying shares of restricted stock awards except for Mr. Ramji who received restricted stock units.

Transactions with related persons

        Other than compensation agreements, which are described above, since April 1, 2014, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

        Our Independent Board has adopted a written related party transaction approval policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the Securities and Exchange Commission. Our policy with regard to related party transactions is that all related party transactions are to be reviewed by our general counsel, who will determine whether the contemplated transaction or arrangement requires the approval of the Independent Board, the audit committee, both or neither.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

        The audit committee of the board of directors has retained the firm of KPMG LLP, independent registered public accountants, to serve as independent registered public accountants for our 2016 fiscal year. KPMG LLP has served as our independent registered public accounting firm since 2004. The audit committee reviewed and discussed its selection of, and the performance of, KPMG LLP for our 2016 fiscal year. As a matter of good corporate governance, the audit committee has determined to submit its selection to stockholders for ratification. If the selection of independent registered public accountants is ratified, the audit committee at its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

        The audit committee of the board of directors has implemented procedures under our audit committee pre-approval policy for audit and non-audit services, or the Pre-Approval Policy, to ensure that all audit and permitted non-audit services to be provided to us have been pre-approved by the audit committee. Specifically, the audit committee pre-approves the use of KPMG LLP for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the audit committee before it may be provided by KPMG LLP. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the audit committee. For additional information concerning the audit committee and its activities with KPMG LLP, see "The Board of Directors and Its Committees" and "Report of the Audit Committee of the Board of Directors."

        Representatives of KPMG LLP attended nine (9) of nine (9) meetings of the audit committee in our fiscal year ended March 31, 2015. We expect that a representative of KPMG LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees billed by KPMG LLP

        The following table shows the aggregate fees for professional services rendered by KPMG LLP to us during the fiscal years ended March 31, 2015 and 2014:

	2015	2014
Audit Fees	$1,392,500	$1,348,500
Audit-Related Fees	76,862	188,665
Tax Fees	17,115	30,000
All Other Fees	6,210	68,365

Total	$1,492,687	$1,635,530

Audit fees

        Audit fees for both years consist of fees for professional services associated with the audit of our annual consolidated financial statements, the review of the consolidated interim financial statements and the audit of our internal control over financial reporting. These fees also include fees for services that are normally provided in connection with statutory audit and regulatory filings.

Audit-related fees

        Fees for audit-related services consist of fees for statutory audit certification services, xBRL tagging services, due diligence services provided in connection with acquisitions, accounting consultation and other services that were reasonably related to the performance of audits or reviews of our financial statements and are not reported above under "Audit fees."

Tax fees

        Tax fees consist of fees for foreign tax planning consulting services and tax due diligence services provided in connection with acquisitions. The audit committee has determined that the provision of these services to us by KPMG is compatible with maintaining their independence.

All other fees

        All other fees relate to permissible non-audit services, and primarily include technical training and software license fees for accounting research on-line.

        All of the foregoing fees were pre-approved by the audit committee.

        For Proposal 2, the ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the current fiscal year, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval.

Recommendation of the board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE RATIFICATION OF KPMG LLP
AS VIRTUSA CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FOR FISCAL YEAR ENDING MARCH 31, 2016

PROPOSAL 3
APPROVAL OF THE VIRTUSA CORPORATION 2015 STOCK OPTION AND INCENTIVE PLAN

Proposal

        We are asking our stockholders to approve the 2015 Stock Option and Incentive Plan ("2015 Plan") which our compensation committee approved on May 18, 2015 and, based on our compensation committee review and approval, our Independent Board approved on May 20, 2015, including an initial reserve of 3,000,000 shares of Company common stock for issuance under the 2015 Plan. If our stockholders approve the 2015 Plan, the 2015 Plan will replace our 2007 Stock Option and Incentive Plan ("2007 Plan"), and no further awards will be made pursuant to the 2007 Plan, except for up to 27,962 restricted stock units which have been previously approved by our compensation committee in July 2015 and our Independent Board in August 2015 which will be issued under the terms of our equity award policy.

        One primary purpose of the 2015 Plan is to establish a program of incentive compensation for executive officers and other key employees of the Company and its subsidiaries that is directly related to attainment of pre-selected performance goals of the Company, which incentive compensation may arise from performance-based equity awards or performance-based cash awards. Such incentive payments are intended to qualify as "performance-based" compensation and therefore allow the Company to obtain federal income tax deductions for such payments, without regard to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        Our Independent Board believes that equity-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Independent Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The Independent Board also believes that incentive variable cash compensation based on stretch performance-based goals is also a significant component of performance-based compensation and a key factor in incenting our executives to achieve performance-based goals critical to the success of the Company and its stockholders. A copy of the 2015 Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

        As of July 13, 2015, there were stock options to acquire 765,516 shares of common stock outstanding under our existing equity compensation plans, including our 2007 Plan, the 2005 Stock Appreciation Rights Plan ("SAR Plan") and the Amended and Restated 2000 Stock Option Plan ("2000 Plan"), with a weighted average exercise price of $13.30 and a weighted average remaining term of 4.7 years. In addition, as of July 13, 2015, under our equity compensation plans, there were 484,140 unvested restricted stock awards outstanding subject to time-based vesting, 71,852 unvested restricted stock units outstanding subject to time-based vesting and 333,594 unvested deferred restricted stock unit awards outstanding subject to performance-based vesting. These numbers do not include the performance restricted stock units granted to our named executive officers in May 2015 which are subject to stockholder approval. Those grants are discussed later on in this proposal.

Summary of Material Features

        The material features of our 2015 Plan are:

  •
  We have eliminated the evergreen provision which he had in our 2007 Plan which had provided that the number of shares reserved and available for issuance would automatically increase each

    April 1 by 2.9% of the outstanding number of shares of our common stock on the immediately preceding March 31;

  •
  The maximum number of shares of common stock available for awards under our 2015 Plan is 3,000,000 shares; plus the shares underlying any outstanding awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the 2015 Plan or our 2007 Plan are added back to the shares available for issuance under our 2015 Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2015 Plan to cover the exercise price or tax withholding are also available for future issuance under our 2015 Option Plan;

  •
  If we repurchase shares of our common stock in the open market, such shares shall not be added the shares available under the 2015 Plan;

  •
  The 2015 Plan is an "omnibus" plan that provides for a variety of equity and equity-based, as well as cash based, award vehicles. The 2015 Plan will allow for the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards, cash-based awards, performance-based awards (which includes equity or cash based awards intended to qualify as performance-based compensation under Section 162(m) of the Code) and dividend equivalent rights;

  •
  No more than 3,000,000 shares of the Company stock may be issued in the form of incentive stock options;

  •
  Re-pricing and option exchange programs are prohibited without stockholder approval;

  •
  No dividends or dividend equivalents may be paid on equity awards subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria;

  •
  The Independent Board may amend the 2015 Plan, unless such action adversely affects the rights of any holder of an outstanding award under the 2015 Plan in which case we must obtain such holder's written consent, unless such amendment is required under applicable law or regulation;

  •
  To ensure that compensation earned under any award under the 2015 Plan qualifies as performance-based compensation under Section 162(m) of the Code, any material amendment to the 2015 Plan is subject to approval by our stockholders;

  •
  Awards under the 2015 Plan are subject to our claw back policy in effect from time to time; and

  •
  The 2015 Plan will be effective upon shareholder approval and the term of the 2015 Plan will expire on September 1, 2025, ten years from the effective date of such approval (i.e., the Company's 2015 annual meeting).

Based solely on the closing price of our Common Stock as reported by the NASDAQ Global Market on July 13, 2015, the record date, the maximum aggregate market value of the 3,000,000 shares of Common Stock constituting the proposed shares reserved for issuance under the 2015 Plan that could potentially be issued under the 2015 Plan is $151,920,000. The shares we issue under the 2015 Plan will be authorized but unissued shares or shares that we reacquire.

Qualified Performance-Based Compensation under Code Section 162(m)

        To ensure that certain awards granted under the 2015 Plan to "Covered Employees" (as defined in the Code) qualify as "performance-based compensation" under Section 162(m) of the Code, the 2015 Plan provides that the compensation committee may (with Independent Board ratification/approval) require that the vesting of such awards (whether equity based or cash based awards) be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return; (2) earnings before interest, taxes, depreciation and amortization; (3) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (4) changes in the market price of the common stock; (5) economic value-added; (6) funds from operations or similar measure; (7) sales or revenue; (8) acquisitions or strategic transactions; (9) operating income (loss) or operating profit margin (either before or after interest, taxes, depreciation and/or amortization); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) return on sales; (13) gross or net profit levels; (14) productivity; (15) expense; (16) margins; (17) operating efficiency; (18) customer satisfaction; (19) working capital; (20) earnings (loss) per share of common stock; (21) sales or market shares; and (22) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and which may be applied to the Company as a whole or to a unit, division, group or subsidiary. With respect to an award granted to a "covered employee," whether equity based or cash based, the compensation committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. For equity awards, subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,500,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $5,000,000 for any performance cycle.

        As soon as practicable following the end of the applicable performance period, the compensation committee will certify the attainment of the performance goals and will calculate the incentive award, if any, payable to each participant, subject to ratification by our Independent Board. For cash-based, incentive awards, such cash awards will be paid in a lump sum payment as soon as practicable following the determination of the amount thereof by the compensation committee and as ratified by our Independent Board, but not later than 75 days after the end of the performance period. The compensation committee retains the right to reduce the amount of any incentive award in its discretion, subject to the ratification of the Independent Board.

Rationale for Adoption of the 2015 Plan

        We previously adopted the 2007 Plan. The 2007 Plan is scheduled to expire in 2017. In July 2011, we also adopted the Executive Variable Cash Compensation Plan ("VCCP") which was approved by our stockholders in September 2011 which plan requires re-approval by the stockholders before September 2016 for incentive payments made under the VCCP to constitute performance-based compensation and therefore not subject to the compensation cap imposed by Section 162(m) of Code.

        We are seeking approval of the 2015 plan to allow the compensation committee (and our Independent Board) the ability to continue to grant stock and cash based awards intended to qualify as "performance-based compensation," thereby preserving the Company's tax deduction under Section 162(m) of the Code. Accordingly, the 2015 Plan is critical to our ongoing effort to build stockholder value. Equity incentive and variable cash awards are an important component of our executive and non-executive employees' compensation. Our compensation committee and the Independent Board believe that we must continue to offer a competitive equity and variable cash compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

        For equity awards, we manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation committee (and our Independent Board) carefully monitor our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that the committee (and the Independent Board) believe are necessary and appropriate to attract, reward and retain our employees.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

        For cash-based awards, in the first 90 days of each fiscal year, we generally grant performance-based cash awards with payouts based on only on achievement of stretch revenue and operating profit goals for such fiscal year.

Burn Rate

        The following table sets forth information regarding historical awards granted for the fiscal years ended March 31, 2013, 2014 and 2015, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a fiscal year divided by the weighted average number of shares of common stock outstanding for that fiscal year:

Share Element	Fiscal 2015	Fiscal 2014	Fiscal 2013
Stock Options Granted	833	49,201	93,153
Restricted Stock/Unit Awards Granted	462,294	485,725	465,733
Total Awards Granted(1)	463,127	534,926	558,886
Weighted average common shares outstanding during the fiscal year	28,753,102	26,116,516	24,937,162
Annual Burn Rate	1.6%	2.0%	2.2%
Three-Year Average Burn Rate(2)	2.0%	—	—

(1)
"Total Awards Granted" represents the sum of "Stock Options Granted" and "Restricted Stock/Unit Awards Granted."

(2)
As illustrated in the table above, our three-year average burn rate for the fiscal years ended March 31, 2013, 2014 and 2015 was 2.0%.

        Our compensation committee determined the size of reserved pool under the 2015 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request for approval of the 2015 Plan is approved by our stockholders, assuming modest growth, it will be sufficient to provide equity incentives to attract, retain, and motivate employees through our 2020 annual meeting of stockholders.

Grants Under the 2015 Plan Subject to Stockholder Approval

        In May 2015, in connection with establishing executive compensation for our fiscal year ending March 31, 2016, our compensation committee approved and recommended for board approval and our Independent Board approved for grant under the terms of the 2015 Plan, subject to approval of the stockholders of the 2015 Plan, performance-based restricted stock unit ("PSUs") awards for the following dollar amounts (at 100% payout, based on achievement of a stretch revenue target for the fiscal year ending March 31, 2016) to each of Messrs. Canekeratne ($4,055,000, not to exceed 100,000 PSUs); Holler ($1,622,000, not to exceed 40,000 PSUs); Modder ($1,419,250, not to exceed 35,000 PSUs); Rajgopal ($1,622,000, not to exceed 40,000 PSUs), and Kalia ($1,419,250, not to exceed 35,000 PSUs) with the number of performance-based shares underlying the PSUs conditionally vesting based only upon achievement of recognized revenue of the Company for the fiscal year ended March 31, 2016 as follows: 150% of the underlying shares conditionally vest at 110.7% achievement of the stretch target for fiscal 2016, 125% of the underlying shares conditionally vest at 102.2% achievement of the stretch target for fiscal 2016, 100% of the underlying shares conditionally vest at achievement of the stretch target for fiscal 2016, 75% of the underlying shares conditionally vest at

98.5% achievement of the stretch target; 25% of the underlying shares conditionally vest at 96.9% achievement of the stretch target ("Minimum Target") for fiscal 2016 (and pro-rated vesting if we achieved revenue for fiscal 2016 between the foregoing revenue targets). No PSUs vest if revenue for fiscal 2016 is below the Minimum Target for fiscal 2016. To the extent that any of the underlying shares of the PSU conditionally vest based on achievement of the foregoing performance targets, 33% of the number of the underlying shares which conditionally vested, vests on September 1, 2016 and 67% of the number of the underlying shares vests on March 1, 2018.

        Depending on the Company's revenue results for the fiscal year ending March 31, 2016, the number of PSUs granted to our six executive officers that could conditionally vest and underlying shares of restricted stock issuable upon vesting, ranges from zero to approximately 68,750 shares to 412,500 shares. The number of PSUs (and underlying shares issued) also depends on the issuance price of the PSUs which will be determined by taking the dollar amounts listed for each grant and dividing by the closing price of the Company common stock on the Nasdaq Select Market on the third business day following the Company's public release of earnings following shareholder approval of the 2015 Plan.

Vote Required for Approval:

        The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Company annual meeting of stockholders and entitled to vote on this proposal is required for the approval of the 2015 Plan. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

Summary of the 2015 Plan

        The following description of certain features of the 2015 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2015 Plan, which is attached hereto as Appendix A.

        Plan Administration.    The 2015 Plan will be administered by the compensation committee. The compensation committee will have the full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2015 Plan.

        Eligibility.    Persons eligible to participate in the 2015 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the compensation committee in its discretion. As of July 13, 2015, approximately 618 individuals are currently eligible to participate in the 2015 Plan, which includes six executive officers, 605 employees who are not executive officers, and seven non-employee directors.

        Plan Limits.    Stock options or stock appreciation rights with respect to no more than 1,500,000 shares may be granted to any one individual during any one calendar year period and no more than 3,000,000 shares of the Stock may be issued in the form of Incentive Stock Options.

        Stock Options.    The 2015 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2015 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the closing price of the shares of common stock on the NASDAQ Global Market on the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

        The term of each option will be fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee under certain circumstances.

        Upon exercise of options, the option exercise price must be paid in full by one of the following methods except to the extent provided in the option award certificate: (i) in cash or by certified or bank check or other instrument acceptable to the compensation committee; (ii) by delivery (or attestation to the ownership) of shares of common stock that are not then subject to restrictions under any Company plan; (iii) by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check; or (iv) with respect to non-qualified options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares issuable upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year. No more than 3,000,000 shares may be issued in the form of incentive stock options under the 2015 Plan.

        Stock Appreciation Rights.    The compensation committee may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

        Restricted Stock and Restricted Stock Units.    The compensation committee may award shares of common stock and restricted stock units to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. Restricted stock units are ultimately payable in the form of shares of common stock. During the vesting period, restricted stock awards and restricted stock units may be credited with dividend equivalent rights; except that dividend equivalents payable with respect to restricted stock awards and restricted stock units (i) subject to vesting, shall not be paid unless and until such shares or units vest, and (ii) tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained.

        Unrestricted Stock Awards.    The compensation committee may also grant shares of common stock that are free from any restrictions under the 2015 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant. No more than 5% of the shares reserved may be granted under the 2015 Plan pursuant to unrestricted stock awards.

        Performance Share Awards.    The compensation committee may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the compensation committee shall determine.

        Dividend Equivalent Rights.    The compensation committee may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock.

        Cash-Based Awards.    The compensation committee may grant cash bonuses under the 2015 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

        Change of Control Provisions.    The 2015 Plan provides that, upon the effectiveness of a "sale event," as defined in the 2015 Plan, the parties to the sale event may cause the assumption or continuation of awards, or the substitution of such awards with new awards of the successor entity or parent thereof. To the extent that the parties to the sale event do not provide for the assumption, continuation or substitution of awards, all awards under the 2015 Plan shall terminate upon the effective time of the sale event. In the event of such termination, except as may be otherwise provided in the relevant equity award, all outstanding equity awards that are not exercisable immediately prior to the effective time of the sale event shall become fully exercisable as of the effective time of the sale event, all other equity awards with time-based vesting, conditions or restrictions shall become fully vested and non-forfeitable as of the effective time of the sale event, and all equity or other awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the compensation committee's discretion or to the extent specified in the relevant award. In such a sale event, (i) the Company may make or provide for a per share cash payment to participants holding awards equal to the difference between the per share cash consideration in the sale event and the exercise price of such awards, if any, or (ii) each participant shall be permitted, within a specified period of time prior to the consummation of the sale event, to exercise all outstanding stock options and stock appreciation rights (to the extent then exercisable) held by such participant, but, in such case, the board of directors shall first accelerate the exercisability of such stock options and stock appreciation rights.

        Adjustments for Stock Dividends, Stock Splits, Etc.    The 2015 Plan requires the compensation committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2015 Plan, to certain limits in the 2015 Plan, and to any outstanding awards to reflect stock dividends, stock splits, recapitalizations and similar events.

        Tax Withholding.    Participants in the 2015 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation committee may permit the minimum tax withholding obligations to be satisfied by allowing a participant to authorize us to withhold from shares of common stock to be issued pursuant to any award a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due. The compensation committee may also require that awards be subject to mandatory share withholding up to the required withholding amount.

        Clawback Policy.    All awards made under the 2015 Plan will be subject to the terms and provisions of the Company's clawback policy, as in effect from time to time.

        No Repricing.    Except in connection with a material change in our capital stock or a sale event, the 2015 Plan prohibits the repricing of stock options or stock appreciation rights through the reduction of the exercise price, or through cancellation and re-grant, or through cancellation in exchange for cash, without stockholder approval.

        Amendments and Termination.    The Independent Board may at any time amend or discontinue the 2015 Plan. However, no such action may materially adversely affect any rights under any outstanding award without the holder's consent except that no consent for such action is required where such action is taken to comply with any law or regulation or any changes in any law or regulation. To the extent required under NASDAQ rules, subject to the terms above, any amendments that materially change the terms of the 2015 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2015 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

        Effective Date of the 2015 Plan.    The Independent Board, based on compensation committee review and approval, adopted the 2015 Plan on May 20, 2015. The 2015 Plan will become effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2015 Plan until May 20, 2025, ten years from the date of Independent Board approval. No other awards may be granted under the 2015 Plan after the date that is ten years from the date of stockholder approval.

Plan Benefits

        Because the grant of equity awards under the 2015 Plan is within the discretion of the compensation committee and the Independent Board, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2015 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2015 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal year ending March 31, 2015 under the 2007 Plan: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Principal Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Kris Canekeratne, Executive Officer and Director	—		—	3,322,435		99,983
Ranjan Kalia, Chief Financial Officer	—		—	1,129,587		33,993
Raj Rajgopal, President	—		—	1,229,277		36,993
Thomas R. Holler, Chief Strategy Officer	—		—	1,029,964		30,995
Roger Keith Modder, Chief Operating Officer	—		—	1,129,587		33,993
All executive officers, as a group	—		—	8,571,778	(3)	257,953
All current directors who are not executive officers, as a group	—		—	699,755	(3)	17,507
All current employees who are not executive officers or directors, as a group	33.23	(2)	833	6,054,969	(3)	180,691

(1)
The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of stock awards are set forth in the footnotes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

(2)
Represents the weighted-average exercise price for the group.

(3)
Represents the total grant date fair value for the group.

Tax Aspects under the Code

        The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2015 Plan. It does not describe all federal tax consequences under the 2015 Plan, nor does it describe foreign, state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then, (i) upon the sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, which is referred to as a "disqualifying disposition," generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

        Other Awards.    We will generally be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize that tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

        Parachute Payments.    The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible by us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on Deductions.    Under Section 162(m) of the Code, our deduction for certain awards under the 2015 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the

Code). The 2015 Plan is structured to allow certain awards to qualify as performance-based compensation.

Equity Compensation Plan Information

        The following table provides information about the securities authorized for issuance under our equity compensation plans as of March 31, 2015, consisting of the 2007 Plan, the SAR Plan and the 2000 Plan:

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted Average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders	1,231,109	(1)	$13.09	(2)	2,371,828	(3)

(1)
Includes 811,966 shares of common stock issuable upon exercise of outstanding options, and 419,143 unvested restricted stock unit awards outstanding issuable upon the vesting of performance shares if specified performance metrics are achieved. Does not include restricted stock awards subject to vesting as those shares are outstanding already.

(2)
Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.

(3)
As of July 13, 2015, the record date, there were zero shares available for grant under the 2000 Plan, zero shares available for grant under the 2005 SAR Plan and 3,218,209 shares available for grant under our 2007 Plan. If the 2015 Plan is approved, no further shares may be granted under any previous plans.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE 2015 PLAN.

PROPOSAL 4
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        The following proposal, commonly known as a say-on-pay proposal, gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this proxy statement. Accordingly, we are asking our stockholders to vote "FOR" the following resolution at our annual meeting of stockholders:

          "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."

        This vote is advisory, and therefore not binding on the Company, the compensation committee or our board of directors. However, our board of directors and our compensation committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE APPROVAL OF, ON AN ADVISORY BASIS,
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

        The board of directors knows of no other matters to be brought before the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2016 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the Securities and Exchange Commission, must be received at the Company's principal executive offices not later than March 30, 2016. Stockholders who wish to make a proposal at the 2016 annual meeting—other than one that will be included in the Company's proxy statement—must notify us between May 3, 2016 and June 2, 2016. If a stockholder who wishes to present a proposal fails to notify us by June 2, 2016 and such proposal is brought before the 2016 annual meeting, then under the Securities and Exchange Commission's proxy rules, the proxies solicited by management with respect to the 2016 annual meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581, Attn: Secretary.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based solely on our review of copies of such filings we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended March 31, 2015 except that one Form 4 for Ranjan Kalia reporting one transaction was not timely filed.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by us and, in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

VIEWING OF PROXY MATERIALS VIA THE INTERNET

        Federal Law permits us to distribute our annual report and this proxy statement to our stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder's address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. If you would like to receive future stockholder communications over the Internet exclusively, and no longer receive any material by mail, please visit www.envisionreports.com/VRTU, for registered holders or visit www.edocumentview.com/VRTU for beneficial holders, and follow the instructions in the secured website, enter your account number (shown on your proxy card) and tax identification number to log in, and then select receive company mailings via e-mail and provide your e-mail address. Your election to view proxy materials online is perpetual unless you revoke it later.

HOUSEHOLDING OF PROXY MATERIALS

        Our 2015 Annual Report, including audited financial statements for the fiscal year ended March 31, 2015 is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, Broadridge Financial Solutions has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if Broadridge has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, we will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581, Attn: Secretary, (508) 389-7300. If your household is receiving multiple copies of our Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to Virtusa Corporation, 2000 West Park Drive, Westborough, Massachusetts 01581, Attn: Secretary.

APPENDIX A

VIRTUSA CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Virtusa Corporation 2015 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Virtusa Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Consultant" means any natural person that provides bona fide services to the Company or its Subsidiaries, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 21.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Global Select Market or another national securities exchange, the determination shall be made by the closing price on such date on such exchange. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss) or operating profit margin (either before or after interest, taxes, depreciation and/or amortization), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board's authoritative guidance and/or in management's discussion and analysis of financial condition of operations appearing the Company's annual report to stockholders for the applicable year. With respect to an Award intended to qualify as a Performance-Based Award, the adjustment provided for in the immediately preceding sentence shall be prescribed in a form and at time that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder for such an Award to continue to qualify as a Performance-Base Award.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance

Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

        "Restricted Shares" means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company's right of repurchase.

        "Restricted Stock Award" means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Units" means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Administration of Plan.    The Plan shall be administered by the Administrator.

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

           (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee's death, disability, retirement or termination of employment, or a change in control (including a Sale Event)];

          (vi)  subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

         (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Awards.    Deleted.

        (d)    Award Certificate.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

        (e)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

        (f)    Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) three million (3,000,000) shares, and (ii) such number of shares of Stock as is equal to the shares underlying any stock options and awards that are returned to the Company's 2007 Stock Option and Incentive Plan ("2007 Plan") after the Effective Date as a result of the expiration, forfeiture, acquisition by the Company prior to vesting, cancellation or termination of such stock options and awards (other than by exercise) as set forth in the 2007 Plan , in each case, subject to adjustment as provided in this Section 3(a). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) or held back by the Company or tendered by the Grantee to settle applicable taxes on any Award shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 1,500,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        (c)    Mergers and Other Transactions.    In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        (a)    Award of Stock Options.    The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

        (b)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

        (c)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

        (d)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (e)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

            (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (ii)  Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

          (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

          (iv)  With respect to Stock Options that are not Incentive Stock Options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

        (f)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Award of Stock Appreciation Rights.    The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        (b)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

        (c)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

        (d)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the Grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award and provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to time based vesting, any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the Grantee until and to the extent the Restricted Stock Award vests, and in each case, to the extent the Award does not vest (whether for failure to achieve performance goals or due to termination or otherwise before time based vesting), the corresponding dividend for the unvested Award is forfeited in full. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted

Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Shares.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

SECTION 8.    RESTRICTED STOCK UNITS

        (a)    Nature of Restricted Stock Units.    The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

        (b)    Election to Receive Restricted Stock Units in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

        (c)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. No more than 5% of the shares reserved under this 2015 Plan may be granted under the 2015 Plan pursuant to Unrestricted Stock Awards.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        (a)    Performance-Based Awards.    The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

        (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

        (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award.

        (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

        (b)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

        (c)    Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16.    SECTION 409A AWARDS

        To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.    TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

        (a)    Termination of Employment.    If the grantee's employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

        (b)   For purposes of the Plan, the following events shall not be deemed a termination of employment:

            (i)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

           (ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent, except that no consent for such action where such action is taken to comply with any law or regulation or any changes in any law or regulation. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    GENERAL PROVISIONS

        (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

        (c)    Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

        (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

        (f)    Clawback Policy.    Awards under the Plan shall be subject to the Company's clawback policy, as in effect from time to time.

SECTION 21.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company's bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

Virtusa Corporation

Proxy for Annual Meeting of Stockholders

September 1, 2015

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ranjan Kalia and Paul D. Tutun, together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Virtusa Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Virtusa Corporation to be held on Tuesday, September 1, 2015 at 8:00 a.m., local time, at the offices of Virtusa Corporation located at 2000 West Park Drive, Westborough, Massachusetts 01581, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 24, 2015, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE VIA THE INTERNET (www.envisionreports.com/VRTU) BY FOLLOWING THE INSTRUCTIONS IN THE SECURE WEBSITE OR BY TELEPHONE (1-800-652-VOTE (8683)) BY FOLLOWING THE INSTRUCTIONS IN THE RECORDED MESSAGE, IN EACH CASE BY 1:00 A.M. EASTERN TIME, ON SEPTEMBER 1, 2015. IF YOU VOTE VIA THE INTERNET OR VIA TELEPHONE OR HAVE PREVIOUSLY SENT YOUR PROXY IN, YOU WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING.

SEE REVERSE SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED

☒ Please mark votes with a checkmark as in this example.

The Board of Directors recommends a vote FOR items 1, 2, 3 and 4.

1.  To elect three members to the board of directors, nominated by the board of directors, to serve for a three-year term as class II directors, each director to serve for such term until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Board recommends a vote FOR each nominee.

NOMINEES: Martin Trust, Izhar Armony and Rowland T. Moriarty

For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name below.
☐	☐	☐

2.  To ratify the appointment of the firm of KPMG LLP, as our independent registered public accounting firm, for the fiscal year ending March 31, 2016. The Board recommends a vote FOR this proposal number 2.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  To approve of Virtusa Corporation’s 2015 Stock Option and Incentive Plan. The Board recommends a vote FOR this proposal number 3.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.             To approve, on an advisory basis, the compensation of our named executive officers. The Board recommends a vote FOR this proposal number 4.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Important notice regarding the availability of the proxy materials for the Annual Meeting of Stockholders to be held on Tuesday, September 1, 2015: the Proxy Statement, Annual Report to Stockholders, and the address of the location of the Annual Meeting of Stockholders, for registered stockholders are available at www.envisionreports.com/vrtu, and for beneficial holders with shares in street name, at www.edocumentview.com/vrtu.

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ranjan Kalia and Paul D. Tutun, together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Virtusa Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Virtusa Corporation to be held on Tuesday , September 1, 2015 at 8:00 a.m., local time, at the offices of Virtusa Corporation located at 2000 West Park Drive, Westborough, MA 01581, and at any adjournments or postponements thereof, upon matter set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 24, 2015, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON THESE MATTERS AND ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

See Reverse Side